                                                                      EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                          TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                 TRUSTEE PURSUANT TO SECTION 305(B)(2)......[ ]

                          FIRST AMERICAN NATIONAL BANK
              (Exact name of trustee as specified in its charter)

               NOT APPLICABLE                             62-0854774
       (Jurisdiction of incorporation                  (I.R.S. Employer
               or organization                      Identification Number)
        if not a U.S. national bank)

                400 FIRST AMERICAN CENTER
                  NASHVILLE, TENNESSEE                    37203-0403
        (Address of principal executive offices)          (Zip code)

                                 NOT APPLICABLE
           (Name, address and telephone number of Agent for service)

                            -----------------------

                            NATIONAL HEALTHCARE L.P.
              (Exact name of obligor as specified in its charter)

                  DELAWARE                                62-1293855
       (State or other jurisdiction of                 (I.R.S. Employer
       incorporation or organization)               Identification Number)

                     100 VINE STREET
                       SUITE 1400
                 MURFREESBORO, TENNESSEE                     37130
        (Address of principal executive offices)          (Zip code)

                            -----------------------

                            NATIONAL HEALTHCARE L.P.
          $30,000,000 6.0% SENIOR SUBORDINATED CONVERTIBLE DEBENTURES,
                                    DUE 2000
                      (Title of the indenture securities)

                                    GENERAL


ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE --

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                          Office of the Comptroller of the Currency
                          Marquis One Tower, Suite 600
                          245 Peachtree Center Avenue, N.E.
                          Atlanta, Georgia 30303

         (b)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                 The trustee is authorized by its Articles of Association to exercise Corporate Trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                 Obligor is not an affiliate of the trustee.

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

                 No response required pursuant to paragraph B. of General Instructions to Form T-1.

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

                 No response required pursuant to paragraph B. of General Instructions to Form T-1.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

                 No response required pursuant to paragraph B. of General Instructions to Form T-1.

ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
         OFFICIALS.

                 No response required pursuant to paragraph B. of General Instructions to Form T-1.

ITEM 7.   VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
          OFFICIALS.

                 No response required pursuant to paragraph B. of General Instructions to Form T-1.

ITEM 8.   SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

                 No response required pursuant to paragraph B. of General Instructions to Form T-1.

ITEM 9.   SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

                 No response required pursuant to paragraph B. of General Instructions to Form T-1.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

                 No response required pursuant to paragraph B. of General Instructions to Form T-1.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                 No response required pursuant to paragraph B. of General Instructions to Form T-1.

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR OF THE TRUSTEE.

                 No response required pursuant to paragraph B. of General Instructions to Form T-1.

ITEM 13.  DEFAULTS BY THE OBLIGOR.

                 No response required pursuant to paragraph B. of General Instructions to Form T-1.

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

                 No response required pursuant to paragraph B. of General Instructions to Form T-1.

ITEM 15.  FOREIGN TRUSTEE.

                 No response required pursuant to paragraph B. of General Instructions to Form T-1.





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

ITEM 16.  LIST OF EXHIBITS.

          LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF
          ELIGIBILITY.

          EXHIBIT 1. A COPY OF ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN EFFECT.

          EXHIBIT 2. A COPY OF THE CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS, IF NOT CONTAINED IN THE ARTICLES OF ASSOCIATION.

                          Not Applicable.

          EXHIBIT 3. A COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST POWERS, IF SUCH AUTHORIZATION IS NOT CONTAINED IN THE DOCUMENTS SPECIFIED IN PARAGRAPH (1) OR (2) ABOVE.

                          Not Applicable.

          EXHIBIT 4. A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, OR INSTRUMENTS CORRESPONDING THERETO.

          EXHIBIT 5. A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4, IF THE OBLIGOR IS IN DEFAULT.

                          Not applicable.

          EXHIBIT 6. THE CONSENTS OF UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY SECTION 321(b) OF THE ACT.

          EXHIBIT 7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

          EXHIBIT 8. A COPY OF ANY ORDER PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

                          Not applicable.

          EXHIBIT 9. FOREIGN TRUSTEES ARE REQUIRED TO FILE A CONSENT TO SERVICE OF PROCESS ON FORM F-X.

                          Not applicable.


                                      NOTE

In answering any item in this statement of eligibility that relates to matters peculiarly within the knowledge of the obligor or underwriters, the Trustee has relied upon the information furnished to it by the obligor and underwriters and the Trustee disclaims responsibility for the accuracy or competence of such information.


                                   SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, FIRST AMERICAN NATIONAL BANK, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NASHVILLE AND STATE OF TENNESSEE, ON THE 25TH DAY OF AUGUST, 1995.


                                             FIRST AMERICAN NATIONAL BANK


                                             By: /s/ Brenda Landers
                                                 ------------------------
                                                 Brenda Landers
                                                 Vice President

                                   EXHIBIT 1

                       A COPY OF ARTICLES OF ASSOCIATION
                        OF THE TRUSTEE AS NOW IN EFFECT

                           ARTICLES OF ASSOCIATION OF
                          FIRST AMERICAN NATIONAL BANK
                              NASHVILLE, TENNESSEE

                         (AS AMENDED DECEMBER 16, 1993)



         First. The title of this Association shall be "First American National Bank."

         Second. The main office shall be in Nashville, Davidson County, Tennessee. The general business of the Association shall be conducted at its main office and its legally established branches.

         Third. The Board of Directors of this Association shall consist of not less than five nor more than twenty-five members. At any meeting of the shareholders held for the purpose of electing Directors, or changing the number thereof, the number of Directors may be determined by a majority of the votes cast by the shareholders in person or by proxy. A majority of the Board of Directors shall be necessary to constitute a quorum for the transaction of business at any Directors' meeting. The Board of Directors by the vote of a majority of the full Board may between annual meetings of shareholders increase the membership of the Board and by like vote appoint qualified persons to fill vacancies whenever and however created.

         Fourth. The regular annual meeting of the shareholders of this Association shall be held at its main banking house, or other convenient place duly authorized by the Board of Directors, on such day of each year as specified therefor in the By-Laws, at which meeting a Board of Directors shall be elected; but, if no such election shall be held on that day, it may be held at any regular adjournment thereof or at a subsequent special meeting called in accordance with the provisions of the laws of the United States.

         Fifth. The amount of capital stock of this Association shall be Seventy-five Million Dollars ($75,000,000) divided into 7,500,000 shares of common stock of the par value of Ten Dollars ($10.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

         If the capital stock is increased by the sale of additional shares thereof, each shareholder shall be entitled to subscribe for such additional shares in proportion to the number of shares of said capital stock owned by him at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized. The Board of Directors shall have the power to prescribe a reasonable period of time within which the preemptive rights to subscribe to the new shares of capital stock must be exercised. If the capital stock is increased by a stock dividend, each shareholder shall be entitled to his proportionate amount of such

                           ARTICLES OF ASSOCIATION OF
                          FIRST AMERICAN NATIONAL BANK
                              NASHVILLE, TENNESSEE

                         (AS AMENDED DECEMBER 16, 1993)



increase in accordance with the number of shares of capital stock owned by him at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

         Sixth. The Board of Directors shall appoint one of its members President of this Association. The Board of Directors shall have the power to appoint one or more Vice Presidents, a Cashier and such other officers and employees as may be required to transact the business of this Association; to fix the salaries to be paid to such officers and employees of this Association, and to dismiss any of such officers or employees and appoint others to take their place.

         The Board of Directors shall have the power to define the duties of officers and employees of this Association and to require adequate bonds from them for the faithful performance of their duties; to make all By-Laws that may be lawful for the general regulation of the business of this Association and the management of its affairs, and generally to do and perform all acts that may be lawful for a Board of Directors to do and perform.

         The Board of Directors shall have the power to change the location of the main office of this Association to any other place subject to the affirmative vote of the holders of 2/3 of the issued and outstanding capital stock of the Association, and the approval of the Comptroller of the Currency, if required; and shall also have the power to establish, discontinue, or change the location of any branch or branches of this Association to any other location, without the approval of the shareholders of this Association, but subject to the approval of the Office of the Comptroller of the Currency, if required.

         Seventh. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

         Eighth. The Board of Directors of this Association, or any shareholder(s) owning, in the aggregate, not less than twenty five per centum (25%) of the stock of this Association, may call a special meeting of shareholders at any time.

         Unless otherwise provided by the laws of the United States, or specifically waived, a notice of the time, place, and purpose of every regular, annual, and every special meeting

                           ARTICLES OF ASSOCIATION OF
                          FIRST AMERICAN NATIONAL BANK
                              NASHVILLE, TENNESSEE

                         (AS AMENDED DECEMBER 16, 1993)



of the shareholders shall be given by first class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association, provided however, that the Board of Directors shall have the power to prescribe a shorter notice period, and the manner in which said notice will be given in the case of a special meeting.

         Subject to the provisions of the laws of the United States, these Articles of Association may be amended at any meeting of the shareholders for which adequate notice has been given, by the affirmative vote of the owners of a majority of the stock of this Association, voting in person or by proxy.

         Ninth. Any director, officer, employee or their heirs, executors, or administrators may be indemnified or reimbursed by the Association for reasonable expenses actually incurred in connection with actions to which the directors, officers or employees are parties or potential parties by reason of the performance of their official duties to the fullest extent permissible under the laws of the United States from time to time in effect.

         Notwithstanding the foregoing or any provision contained herein to the contrary, the Association shall not indemnify any officer, director or employee against expenses, penalties or other payments incurred in an administrative proceeding or action instituted by an appropriate bank regulatory agency which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the Association to the extent expressly prohibited under 12 C.F.R.
Part 7, Section 7.5217 or otherwise under the laws of the United States.

         The Association may, upon affirmative vote of a majority of its board of directors, purchase insurance to indemnify its directors, officers, and other employees to the extent that such indemnification is allowed in these Articles of Association, exclusive of insurance coverage for a formal order assessing civil money penalties against a director or employee in his or her capacity as such to the extent that the purchase of such coverage is expressly prohibited under 12 C.F.R. Part 7, Section 7.5217 or otherwise under the laws of the United States. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

                                   EXHIBIT 4

                 A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE,
                      OR INSTRUMENTS CORRESPONDING THERETO

                                  CERTIFICATE


          The undersigned Assistant Secretary of First American National Bank, headquartered in Nashville, Tennessee ("First American") hereby certifies that the attached is a true and correct copy of First American's By-Laws duly adopted by the Directors of First American at a meeting held on the 16th day of March, 1995, that such meeting was duly called and held in conformity with first American's Articles of Association and By-Laws, and at such meeting, a quorum was present and acting throughout, and that said By-Laws have not been modified, changed or rescinded, but are now in full force and effect.

          This 22nd day of August, 1995.



                                              /s/ Pamela B. Welch
                                              --------------------------
                                              ASSISTANT SECRETARY
                                              FIRST AMERICAN NATIONAL BANK


[SEAL]

                                   BY-LAWS
                                     OF
                        FIRST AMERICAN NATIONAL BANK
                            NASHVILLE, TENNESSEE

                        (HEREIN SOMETIMES THE "BANK")

                          EFFECTIVE MARCH 16, 1995


                                  ARTICLE I

                          MEETINGS OF SHAREHOLDERS


        SECTION 1.1.  ANNUAL MEETING.   The regular meeting of the shareholders
for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at a designated office of the Bank in Nashville, Tennessee, at 1:00 p.m., on the fourth Thursday in April of each year, or at such other date, time and place as the Board of Directors (hereinafter sometimes referred to as the "Board") may designate.

        SECTION 1.2.  SPECIAL MEETINGS.   Except as otherwise specifically
provided by statute, special meetings of the shareholders may be called for any purpose at any time by the Board or by the holders of not less than twenty-five percent of the stock of the Bank entitled to vote at such meeting.

        SECTION 1.3.  NOTICE OF MEETINGS.   Notice of the time, place and
purpose of every annual or special meeting of shareholders, unless waived, shall be mailed postage prepaid, at least ten days prior to the date set for the meeting, addressed to each shareholder of record at the close of business on the record date established for such meeting, at his address appearing on the records of the Bank; provided however, that if in the discretion of the Board, a shorter notice period is advisable in the case of a special meeting, at least twenty-four hours notice shall be given, and may be given by telephone, telegraph or in person.

        SECTION 1.4.  MANNER OF ACTING.   The act of the majority of the
shareholders shall, unless otherwise provided by law, be the act of the Bank. Any action required or permitted to be taken at a meeting of shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders of record on the date the consent is signed. Such written consent shall have the same force and effect as a unanimous vote.

        SECTION 1.5.  NOMINATIONS FOR DIRECTOR.   Nominations for election to
the Board may be made by the Board or by any shareholder of any outstanding class of capital stock of the Bank entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the Bank, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington, D.C. not less than 10 days nor more than 20 days prior to any meeting of shareholders held for the election of directors. Written notice of a nomination shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the meeting and, upon his instructions, the vote tellers may disregard all votes cast for each such nominee. In the event the same person is nominated by more than one shareholder, the nomination shall be honored and all shares shall be counted if at least one nomination for that person complies with the provisions of this paragraph.

        SECTION 1.6.  VOTING.   Each shareholder shall be entitled to cast one
vote for each share of stock registered in his name on the records of the Bank, on the record date established for the meeting. Except as otherwise provided by law or by the Articles of Association, all matters shall be determined by a majority of the votes cast.

        SECTION 1.7.  PROXIES.   Shareholders may vote at any meeting of the
shareholders by proxies duly authorized in writing, but no officer or employee of the Bank shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies may be obtained in advance of a meeting, shall be dated and shall be filed with the records at such meeting.

        SECTION 1.8.  ORGANIZATION.   At every meeting of shareholders, the
Chairman of the Board, a Vice Chairman, or the President shall preside as Chairman of the meeting and the Cashier or other officer or director shall act as Secretary. A full record of each meeting shall be made by the secretary and such minutes shall be retained in the records of the Bank. At every annual meeting the Chief Executive Officer shall report on the operations of the Bank during the preceding year.

        SECTION 1.9.  JUDGES OF ELECTION.   The Board of Directors or the
officer presiding at the annual meeting may appoint one or more judges of election as such appointing authority shall deem necessary to assure the proper holding of the election of directors; and the judge or judges so appointed shall, after the election has been held, certify the result thereof, giving the names of directors. In the event the judge or judges of election shall be appointed by the Board in advance of the annual meeting and shall for any reason fail or be unable to serve, a substitute judge or judges may be appointed at any time prior to the election by either the Board or by the officer presiding at the annual meeting.

        SECTION 1.10.  QUORUM.   A majority of the outstanding stock,
represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; but less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice.



                                   ARTICLE II

                                   DIRECTORS


        SECTION 2.1.  BOARD OF DIRECTORS.   The Board shall have power to
manage and administer the business and affairs of the Bank. Except as expressly limited by law, all corporate power of the Bank shall be vested in and may be exercised by said Board.

        SECTION 2.2.  NUMBER.   The Board shall consist of not less than five
or more than twenty-five members, who shall be shareholders if required by law, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may increase the number of directors (and appoint persons to fill such positions) to a number which (i) exceeds by no more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by no more than four the number of directors last elected by shareholders where such number was sixteen or more, but in not event shall the number of directors exceed twenty-five.

        SECTION 2.3. REGIONAL, CITY, ADVISORY OR SENIOR DIRECTORS. In the discretion of the Board of Directors of the Bank, or the Chairman of the Board and the President, there may be Boards designated as Regional, City, Advisory or Senior Boards, the members of which shall be elected at one time, or from time to time, by the Board of Directors of the Bank or appointed by the Chairman of the Board and the President of the Bank, and the tenure of office of such directors shall be at the will of the Board of Directors or the Chairman and the President as the case may be. These directors shall not be entitled to vote, but shall perform such duties, if any, as may from time to time be required of them by the Board of Directors or the Chairman and the President.

        SECTION 2.4. REGULAR MEETINGS.

         A regular meeting of the Board shall be held immediately after the annual meeting of shareholders. A majority of the entire Board may provide, by resolution, the time and place for the holding of additional regular meetings. Such regular meetings may be held without notice of the time, place and purpose thereof.

        SECTION 2.5.  SPECIAL MEETINGS.   Special Meetings may be called by the
Chairman of the Board, a Vice Chairman, or the President or any three directors. Notice by mail of at least forty-eight hours or by telephone or in person or by telegraph of at least twenty-four hours shall be given of every special meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage prepaid thereon. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram, so addressed is delivered to the telegraph company. Any director may waive notice of any meeting before, at or after such meeting, and the attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of business thereat on the ground that the meeting was not lawfully called or convened.

        SECTION 2.6.  COMPENSATION.   The directors may be paid their expenses,
if any, of attendance at each meeting of the Board and each meeting of a committee, and may, in addition, be paid a fixed sum for serving as a Director and for attendance at each such meeting. No such payment shall preclude any director from serving the Bank in any other capacity and receiving compensation therefor; provided however, that no director who is also an officer (other than one holding an honorary position) shall be compensated in addition to his normal salary.

        SECTION 2.7.  QUORUM.   A majority of the directors shall constitute a
quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice.

        SECTION 2.8.  MANNER OF ACTING.   The act of the majority of the
directors present at a meeting at which a quorum is present shall, unless otherwise provided by law or these By-Laws, be the act of the Board. Directors may participate in any meetings, or the meeting may be conducted by means of communications equipment whereby all persons participating can simultaneously hear each other. A director participating in a meeting by this means is deemed to be present in person at the meeting. Any action required or permitted to be taken at a meeting of directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors. Such written consent shall have the same force and effect as a unanimous vote.

        SECTION 2.9.  PRESUMPTION OF ASSENT.   A director of the Bank who is
present at a meeting of the Board at which action on any Bank matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as Secretary of the meeting before the adjournment thereof.

        SECTION 2.10. VACANCIES. When any vacancy occurs among the directors (including any vacancy resulting from increasing the Board by resolution of the directors in accordance with Section 2.2. of these By-Laws) the remaining members of the Board, in accordance with the laws of the United States, may appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for that purpose.

        SECTION 2.11.  AGE LIMITATIONS ON DIRECTORS.   No person shall be
elected or reelected a Director of the Bank after he reaches age seventy (70), except that a Director who is also serving as a Director of First American Corporation may be elected, or reelected, as a Director of the Bank without regard to age.



                                 ARTICLE III

                                 COMMITTEES


        SECTION 3.1.  EXECUTIVE COMMITTEE.   There shall be an Executive
Committee of the Board consisting of (i) the Chairman, (ii) the President,
(iii) such other directors who shall be elected by the Board, and (iv) additional directors as may be selected by the Chairman of the Committee to serve on a quarterly basis and to be succeeded by other directors to the end that all directors, if available, may serve on the Executive Committee from time to time on a quarterly basis. The Board shall appoint from among the members of the Committee a chairman thereof, who shall preside at meetings of the Committee and shall direct its work. Except for matters which cannot by law be delegated by the Board, the Executive Committee shall have all the powers of the Board in the management and conduct of the business and affairs of the Bank in the intervals between meetings of the Board.

        SECTION 3.2.  AUDIT COMMITTEE.   There shall be an Audit Committee
composed of not less than three directors elected by the Board, none of whom shall be officers employed on a regular full-time basis by the Bank or by First American Corporation or any of its affiliates. The Audit Committee shall be a joint committee of the Bank and First American Corporation, and shall serve as the Audit Committee for both. The Board shall appoint from among the members of the Committee a chairman thereof, who shall preside at meetings of the Commititee and shall direct its work.

        It shall be the duty of the Committee to make or cause to be made on its behalf and under its supervision, not less frequently than annually, regular and periodic audit examinations into the affairs of the Bank and to report its findings to the Board. Auditors whose services are utilized by the Committee may be in the regular employ of First American Corporation but in connection with such audit examinations shall be responsible to the Audit Committee and the Board of the Bank. It shall be the duty of such auditors of the Audit Committee to establish and maintain adequate, proper, effective, and continuing audit controls and procedures in all departments of the Bank so as to accurately set forth the Bank's condition and to fulfill legal and regulatory requirements.

        SECTION 3.3.  COMMUNITY AFFAIRS COMMITTEE.   There shall be a Community
Affairs Committee composed of at least three Directors elected by the Board, at least two of whom shall not be employed on a regular full-time basis by the Bank or by First American Corporation or any of its affiliates. The Community Affairs Committee shall be a joint committee of the Bank and First American Corporation and shall serve both. The Board shall appoint from among the members of the Committee a chairman thereof, who shall preside at meetings of the Committee and shall direct its work. It shall be the duty of the Committee to advise and counsel management in matters of community activities, contributions, image issues, government affairs, economic development, and compliance with the Community Reinvestment Act and other laws or regulations of a similar purpose; and to perform such other functions as may be assigned to it by the Board.

        SECTION 3.4.  HUMAN RESOURCES COMMITTEE.   There shall be a Human
Resources Committee composed of at least three Directors elected by the Board, none of whom shall be employed on a regular full-time basis by the Bank, or by First American Corporation or any subsidiary thereof. This shall be a joint committee of the Bank and First American Corporation and shall serve both. The Board shall appoint from among the members of the Committee a chairman thereof, who shall preside at meetings of the Committee and shall direct its work.

         This Committee shall oversee all personnel practices and procedures for all Bank officers and employees, including but not limited to all benefit programs, salary administration, bonus and incentive plans. The Committee shall review all actions of management as to the aggregate expenditures for salaries and shall review specific salaries of certain key personnel; review Directors' and Officers' and Employees' Standards of Conduct, organizational structure, recruitment programs, succession and management development plans, and recommend certain elections and promotions, and perform such other functions as may be assigned to it by the Board.

        SECTION 3.5.  DEVELOPMENT COMMITTEE.   There shall be a Development
Committee of the Board consisting of not less than three directors elected by the Board. The Board shall appoint from among the members of the Committee a Chairman thereof, who shall preside at meetings of the Committee and shall direct its work.

         It shall be the duty of the Committee to oversee and to advise and counsel management as to the investigation, development and implementation of non-traditional banking products or services offered through First American Corporation or its affiliates. The Committee shall also provide general oversight to First American National Bank's corporate and personal trust services, as well as services offered incidentally thereto, such as investment management. The Committee shall also review preliminary reports and recommendations concerning stragetic growth through mergers and acquisitions. The Committee shall ensure that all such activities are undertaken and conducted in accordance with applicable laws and reguations, corporate policy and sound financial planning. The Committee shall also perform such other functions as may be assigned to it by the Board.

        SECTION 3.6. ASSET POLICY COMMITTEE. There shall be an Asset Policy Committee composed of not less than five directors elected by the Board, at least four of whom shall not be employed on a regular full-time basis by the Bank or First American Corporation or any subsidiary thereof. This shall be a joint committee of the Board and First American Corporation and shall serve both. The Board shall appoint from among the members of the Committee a chairman thereof, who shall preside at meetings of the Committee and shall direct its work.

        The Committee shall have responsibility for all credit related matters, including approval of credit policies and procedures, monitoring the loan portfolio, review of significant transactions, review of credit examinations, compliance with regulatory requirements and applicable laws and regulations, review of internal and external audits, review of the allowance for loan losses, and review of regulatory examinations. The Asset Policy

Committee shall also regularly review asset/liability policies and procedures, asset quality reports, and the policies and procedures of the Capital Markets Group. The Asset Policy Committee shall perform such other duties as may be assigned to it from time to time by the Board.

        SECTION 3.7.  OTHER COMMITTEES AND SUBCOMMITTEES.   The Board may
appoint such other committees and/or subcommittees of one or more persons as it may determine will be helpful in discharging its responsibility for the management and administration of the Bank. Each such other committee shall consist of such directors, officers and others as may be appointed by the Board, and shall perform such functions and possess such powers as may be assigned to it by the Board. Such committees may be designated by the Board as "boards", but such designation, if any, shall not alter their powers or responsibilities.

        SECTION 3.8. COMPENSATION. The chairman and members of all committees shall receive such compensation for their as may be fixed by the Board, but no director who is also an officer (other than one holding an honorary position) shall be compensated in addition to his normal salary.

        SECTION 3.9.  MEETINGS.   Regular meetings of any standing or special
committee may be held without call or notice at such times or places as such committee from time to time may fix. Other meetings of any such committee may be called by the Chairman of the Committee or any two members of any such committee upon giving notice of the time, place and purposes of each such meeting to each member at either his business or residence address, as shown by the records of the Secretary, at least twenty-four hours previously thereto if delivered in person or given orally, or by telephone or telegraph. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage prepaid thereon. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram, so addressed is delivered to the telegraph company. Any member may waive notice of any meeting and the attendance of a member at a meeting shall constitute a waiver of notice of such meeting except where a member attends for the express purpose of objecting to the transaction of business thereat on the ground that the meeting is not lawfully called or convened. A majority of the directors serving as members of any committee at the time of any meeting shall constitute a quorum at such meeting; but a less number may adjourn any meeting from time to time, and the meeting may be held, as adjourned, without further notice.

                                 ARTICLE IV

                           OFFICERS AND EMPLOYEES

        SECTION 4.1.  CHAIRMAN OF THE BOARD.   The Board may appoint one of its
members to be Chairman of the Board. Such Chairman shall preside at meetings of the Board and shall perform such duties and exercise such powers as reasonably may be assigned to him by the Board.

        SECTION 4.2.  VICE CHAIRMAN OF THE BOARD.   The Board may appoint one
or more Vice Chairmen, who need not be Board members, with such duties and powers as may be assigned by the Board, the Chairman of the Board or the Chief Executive Officer.

        SECTION 4.3.  PRESIDENT.   The Board shall appoint one of its members
to be President of the Bank. The President shall have such duties and exercise such powers as reasonably may be assigned to him by the Board, or the Chief Executive Officer.

        SECTION 4.4.  CHIEF EXECUTIVE OFFICER.   The Board shall appoint one of
its members to be Chief Executive Officer of the Bank. He may exercise all the powers customarily exercised by the Chief Executive Officer of a national banking association. The Chief Executive Officer shall have general supervision of all policies and operations of all of the divisions of the Bank. All officers of the Bank shall report to him to the extent he may at any time require. In the absence of the Chairman of the Board, or, if no Chairman of the Board is appointed, the Chief Executive Officer shall preside at meetings of the Board. In the absence of the Chief Executive Officer, or upon his inability to act, or if said office shall become vacant, his duties shall be performed by a Vice Chairman, if any, or such person or persons as shall be so designated by the Board.

        SECTION 4.5.  CHAIRMAN OF THE EXECUTIVE COMMITTEE.   The Board shall
appoint one of its members to be Chairman of the Executive Committee. Such Chairman shall preside at meetings of the Executive Committee and shall perform such other duties and exercise such powers as reasonably may be assigned to him by the Board. In the absence of the Chairman of the Executive Committee, the Chairman of the Board or the President shall preside at meetings of the Committee.

        SECTION 4.6.  EXECUTIVE AND SENIOR VICE PRESIDENTS.   The Board or the
Human Resources Committee shall appoint one or more Executive or Senior Vice Presidents, except that those designated as Regulation O executive officers based upon their roles in First American Corporation or First American National Bank shall be appointed solely by the Board. Each Executive or Senior Vice

President shall have such powers and duties as may be assigned to him by the Board, the Human Resources Committee, or the Chief Executive Officer of the Bank.

        SECTION 4.7.  SECRETARY OF THE BOARD.   The Board shall appoint a
person who shall be Secretary of the Board and who shall keep accurate minutes of all meetings. He shall attend to the giving of all notices required by
these By-Laws to be given.   The Board may also appoint one or more Assistant
Secretaries of the Board who shall assist the Secretary in the performance of his duties and shall perform such other duties as may be assigned by the Board or the Chief Executive Officer.

        SECTION 4.8.  CASHIER.   The Board shall appoint a Cashier. Except as
otherwise required by these By-Laws, the Cashier shall be custodian of the corporate seal, records, documents and papers of the Bank and shall provide for the keeping of proper records of all transactions of the Bank. He shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of Cashier, or imposed by these By-Laws. He shall also perform such other duties as may be assigned to him from time to time by the Board. The Board may, in its discretion, assign any or all of the aforesaid duties to one or more other officers.

        SECTION 4.9.  VICE PRESIDENTS AND OTHER OFFICERS.   The Board, the
Chairman of the Board or the President may appoint Vice Presidents and such other officers and Attorneys-in-Fact, not specifically provided for by these By-Laws, with such titles and descriptions, as from time to time may appear to the Board, the Chairman of the Board or the President to be required or desirable to transact the business of the Bank. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board, the Chairman of the Board or the President of the Bank.

        SECTION 4.10.  TENURE OF OFFICE.   All officers of the Bank shall be
elected by the Board at its first meeting after each annual meeting of shareholders. Unless he shall resign, become disqualified or be removed, each officer shall continue in his office until the Board shall again elect officers following the next succeeding annual meeting of shareholders. The Board, at any time, may remove with or without cause, any officer, may fill any vacancies and may appoint additional officers. The Chairman of the Board or the President may at any time remove any officer.

        SECTION 4.11.  EMPLOYEES OTHER THAN OFFICERS.   Subject to the
authority of the Board, the Chief Executive Officer of the Bank, or any other officer authorized by him, may employ such other clerks, agents, employees, consultants, attorneys, accountants, etc. as he may deem advisable for the prompt and orderly transaction of the business of the Bank, define their duties, titles and descriptions, fix the compensation to be paid them and dismiss them.

        SECTION 4.12.  BONDING.   All officers and employees, as a group, shall
be bonded for the faithful performance of duties and against loss to the Bank resulting from their misconduct by a reliable surety company selected by the Board and in such amount as shall be determined, from time to time, by the Board.

        SECTION 4.13.  RETIREMENT OF OFFICERS AND EMPLOYEES.   Any officer or
salaried employee of the Bank shall retire at the end of the month in which he or she reaches age sixty-five (65) or, if mandatory retirement at such age shall be prohibited by law, at such next older age as shall be legally permissible. Provided, however, that the Board of Directors by specific action may delay for not more than one (1) year beyond the mandatory retirement age set forth in the preceding sentence, the retirement of any officer or salaried employee who is performing such services for the Bank that continuation in active employment is deemed by the Board to be in the best interest of the Bank. Provided, further, that if deemed in the best interest of the Bank, the Board, by specific action and as an alternative to extension of the retirement age of such officer or salaried employee, may employ him or her in a consulting capacity for a reasonable time beyond his or her mandatory retirement age.


                                  ARTICLE V

                        STOCK AND STOCK CERTIFICATES


        SECTION 5.1.  TRANSFERS.   Shares of stock shall be transferable on the
records of the Bank, and transfer records shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights and liabilities of the prior holder of such shares.

        SECTION 5.2.  STOCK CERTIFICATES.   Certificates of stock shall bear
the signature of the Chairman of the Board or the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by any Vice President or any Assistant Vice President or the Cashier or any other officer appointed by the Board for that purpose, to be known as an Authorized Officer, and the seal of the Bank shall be affixed manually or engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the records of the Bank when properly endorsed.

                                 ARTICLE VI

                               CORPORATE SEAL


        SECTION 6.1.  CORPORATE SEAL.   The Chairman of the Board, a Vice
Chairman, the President, the Secretary, the Cashier, or any Vice President, Assistant Secretary or Assistant Cashier or any other officer thereunto designated by the Board, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:





                                 ARTICLE VII

                          EMERGENCIES AND DISASTERS

        SECTION 7.1.  APPLICATION.   The emergency procedures and authorities
established by these By-Laws shall be valid and operable only in the event of an emergency declared by the President of the United States or person performing his functions, the outbreak of actual war, or the occurrence of warlike damage or disaster. Any of the emergency provisions outlined in
Article VII of the By-Laws may be invalidated by a majority of directors present at any meeting of the Board for which reasonable notice has been given.

        SECTION 7.2.  EMERGENCY OPERATIONS.   In the event of an emergency as
contemplated by these By-Laws, the officers and employees of the Bank will continue to conduct the affairs of the Bank to the extent possible under the authority of the Board of Directors, but subject to any lawful rule, regulation, instruction or direction from the President of the United States or the person performing his functions.

        SECTION 7.3.  INTERIM EXECUTIVE COMMITTEE.   In the event of a state of
disaster of sufficient severity to prevent the conduct and management of the affairs and business of the Bank by its directors and officers as contemplated by these By-Laws, any two (2) or more available members of the then incumbent Executive Committee shall constitute a quorum of that committee for the full conduct and management of the affairs and business of the Bank, and shall be empowered to exercise all of the powers of the Board of Directors and any committee thereof. In the event of the unavailability at such time of a minimum of two (2) members of the then incumbent Executive Committee, any three (3) available directors shall constitute the Executive Committee for the full conduct and management of the affairs and business of the Bank. Should there be less than three (3) directors available, any remaining directors and the remaining officers of the Bank shall by majority vote elect three (3) individuals to serve as an Interim Executive Committee and shall call as soon as practical a meeting of shareholders for the purpose of the election of directors.

        SECTION 7.4.  OFFICER SUCCESSION.   In the event of an emergency as
contemplated by this Article VII of the By-Laws and if the Chief Executive Officer of the Bank cannot be located or is unable to assume or to continue normal executive duties, then the authority and duties of the Chief Executive Officer shall without further action of the Board of Directors be automatically assumed by the next most senior officer in title available. Within titles of the same rank, the individual with the greatest number of years service with the Bank shall assume the position of authority as Chief Executive Officer.
Any person who in accordance with these By-Laws assumes the authority and duties of the Chief Executive Officer shall continue to serve until he resigns, until three quarters (3/4) of the other available officers of the bank shall decide in writing he is unable to perform said duties, until the elected Chief Executive Officer of the Bank becomes available or able to perform the duties of the Chief Executive Officer, a person of higher rank becomes available, or until replaced by the Board of Directors of the Executive Committee as regularly constituted or as constituted as hereinabove provided under emergency conditions.


        SECTION 7.5.  CERTIFICATION OF INCUMBENCY.   Anyone dealing with this
bank may accept its certification by any three (3) officers that a specified individual is acting as Chief Executive Officer in accordance with the emergency provisions of these By-Laws, and that anyone accepting such certificate may continue to consider it in force until notified in writing of a change, with such notice of change to carry the signature of three (3) officers of the Bank.

        SECTION 7.6.  ALTERNATE LOCATIONS.   During an emergency resulting in
any authorized place of business of the Bank being unable to function, the business ordinarily conducted at such location shall be relocated elsewhere in suitable quarters as may be designated by the Board of Directors or by the Executive Committee or by those otherwise authorized in the time of emergency to conduct the affairs of the Bank. Any temporarily relocated place of business of the Bank shall be returned to its legally authorized location as soon as practical and such temporary place of business shall then be discontinued.

                                ARTICLE VIII

            INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES


        SECTION 8.1.  APPLICATION.   Any director, officer or employee who is
made, or threatened to be made a party to any proceeding, whether civil, criminal, administrative or investigative, by reason of the fact of his capacity as such director, officer or employee shall be indemnified to the fullest extent permitted by applicable law and regulation against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney fees actually and necessarily incurred as a result of such proceeding, or any appeal therein, provided he acted in good faith for a purpose which he reasonably believed to be in the best interest of the Bank

        SECTION 8.2. INDEMNIFICATION PROHIBITED. No indemnification will be provided in the event that a supervisory action results in a final order assessing civil money penalties or requiring affirmative action in the form of payments to the Bank. No director, officer, or employee who shall be adjudged guilty of, or liable for, willful misconduct, gross neglect of duty, or criminal acts shall be indemnified in any manner whatsoever.

        SECTION 8.3.  DEFENSES NOT WHOLLY SUCCESSFUL.   Any indemnification to
a director, officer, or employee who has not been wholly successful, on the merits or otherwise, in the defense of a proceeding, unless ordered by a court, shall be made only if authorized (1) by the Board of Directors acting by a quorum consisting of directors who are not parties to the proceeding upon a finding that the Director, Officer or Employeehas met the standard of conduct set forth in Section 8.1.; (2) by the Board upon the written opinion of independent legal counsel that indemnification is proper because the standard of conduct has been met, if such a quorum is not obtainable with due diligence or (3) by the shareholders upon a finding that the standard of conduct has been met.

        SECTION 8.4.  ADVANCED EXPENSES.   Expenses incurred in defending a
civil or criminal action, suit or proceeding may be paid by the Bank in advance of the final disposition of such action, suit or proceeding if authorized in accordance with Section 8.3. of these By-Laws. All expenses incurred in defending a civil or criminal action which are advanced by the Bank shall be repaid if the director, officer or employee shall have been ultimately found not to be entitled to indemnification, or where indemnification is granted, to the extent the expenses advanced by the Bank or allowed by the Court exceed the indemnification to which said person is entitled.

        SECTION 8.5. SHAREHOLDER NOTICE. If any indemnification, advancement or allowance has been made pursuant to these By-Laws, notice shall be given at the next annual meeting of shareholders of the persons paid, the amounts paid, and the nature and status at the time of the payment of the proceeding or threatened proceeding.

        SECTION 8.6.  INSURANCE.   The Bank shall purchase insurance coverage
for the purpose of indemnifying its directors, officers, and employees. Said insurance shall be for such terms, and in such amounts as may be approved by the Board from time to time. Such insurance shall not insure the directors, officers, and employees against a final supervisory order assessing civil money penalties.



                                 ARTICLE IX

                          MISCELLANEOUS PROVISIONS

        SECTION 9.1.  BANKING HOURS.   The Bank shall be open for business
during such hours and on such days of the year as the Board or the Chief Executive Officer of the Bank shall direct, except for days declared or designated as bank holidays by proper Federal or State authority; such business days and hours may vary or differ as between any of the Bank's various branches or departments.

        SECTION 9.2.  FISCAL YEAR.   The fiscal year of the Bank shall be the
calendar year.

        SECTION 9.3.  SECURITIES OF OTHER CORPORATIONS.   Unless otherwise
provided by the Board, the Chairman of the Board, any Vice Chairman, the President, any Vice President, the Cashier, or any Trust Officer, may from time to time appoint an attorney or attorneys or agent or agents of the Bank, in the name and on behalf of the Bank (whether in a trust capacity or not) to cast the votes which the Bank may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities may be registered in the name of the Bank, or in the name of the Bank's nominee, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes of giving such consent, and may execute or cause to be executed on behalf of the Bank and under its corporate seal, or otherwise, such written proxies, consents, waivers of other instruments as he may deem necessary or proper in the premises; or any such officer may consent in writing to any action by any such other corporation or himself attend any meeting of the holders of stock or other securities of any such other corporation and there at vote or exercise any or all other powers of the Bank as the holder of such stock or other securities of such other corporation.

        SECTION 9.4.  DIVIDENDS.   Dividends (which may be designated by the
Board as Special Dividends) may be declared from time to time by the Board of Directors when funds are lawfully available for the purpose. Such declaration shall fix the date of payment of the dividend and the date on which shareholders of record are to be determined for the purpose of such payment, but the stock transfer books shall not be closed at any time for the purpose of declaring or paying a dividend.

        SECTION 9.5.  EXECUTION OF INSTRUMENTS.   All agreements, contracts,
indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted on behalf of the Bank by the Chairman of the Board, any Vice Chairman of the Board, the President, the Cashier, the Secretary, any Executive Vice President, Senior Vice President, or, if in connection with the exercise of fiduciary powers of the Bank, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted on behalf of the Bank in such other manner and by such others as the Board may from time to time direct. The provisions of this Section 9.5. are supplementary to other provisions of these By-Laws.

        SECTION 9.6.  RECORDS.   The Articles of Association, the By-Laws and
the proceedings of all meetings of the shareholders, the Board and the standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary of the meeting.

        SECTION 9.7.  GENDER.   When used herein, the masculine gender shall
include the feminine.



                                  ARTICLE X

                              WAIVER OF NOTICE


        SECTION 10.1.  WAIVER OF NOTICE.   Unless otherwise provided by law,
whenever any notice is required to be given to any shareholder or director, or member of any Committee of the Bank under the provisions of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.



                                 ARTICLE XI

                                   BY-LAWS


        SECTION 11.1.  INSPECTION.   A copy of the By-Laws, with  all
amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Bank, and shall be open for inspection to all shareholders, during banking hours.

        SECTION 11.2.  AMENDMENTS.   The By-Laws may be amended, altered or
repealed, at any regular meeting of the Board or at any special meeting called for the purpose, by a vote of a majority of the Directors then in office.


                                 ARTICLE XII

                                 TRUST GROUP


        SECTION 12.1.  TRUST GROUP.   There shall be a group of the Bank known
as the Trust Group which shall perform the fiduciary responsibilities of the Bank.

        SECTION 12.2.  TRUST OFFICERS.   The Board shall appoint one or more
officers in the Trust Group as trust officers although the individual officers may have other officer titles consistent with the Bank's policy relating to officer titles. One of the trust officers shall be designated as the Trust Manager to manage, supervise and direct all of the activities of the Trust Group, subject to the supervision of the Bank's Trust Committee and the Board. Subject to such supervision and authority, he shall do, or cause to be done, all things necessary or proper in carrying on the business of the Trust Group in accordance with provisions of law and applicable regulations. He shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. Such Trust Manager shall be responsible for all assets and documents held by the bank in connection with fiduciary matters. Another of the trust officers shall be designated as Trust Counsel to review and render advice to trust personnel on trust instruments, laws and regulatory matters affecting the Trust Group, certify Fiduciary Resolutions, serve as Secretary of the Trust Committee and the Investment Review Committee, and perform such other duties as may be assigned to him by the Trust Manager or the Trust Committee from time to time, where not inconsistent with responsibilities otherwise assigned to the General Counsel, or the Legal Division.


        SECTION 12.3.  TRUST COMMITTEE.   There shall be a Trust Committee of
the Board which shall consist of the Chairman of the Bank and such other directors and officers as may be elected thereto by the Board. The Trust Committee shall develop general polcies for conducting the trust business of the Bank, and policies and procedures concerning the investment and disposition of property held in a fiduciary capacity, and generally review the operations of the Trust Group in all of its trust, investment management, and other fiduciary capacities, including compliance by the Trust Group with laws and regulations applicable to fiduciary powers of national banks and collective investment funds, and shall keep minutes of all its meetings showing the disposition of all matters considered and passed upon by it. The Board of Directors of the Bank, or the Trust Committee may appoint such subcommittees as either may deem necessary or appropriate.

        SECTION 12.4.  TRUST AUDIT COMMITTEE.   The Trust Audit Committee shall
be the Committee appointed under Section 3.2. of these By-Laws and shall, at least once during each calendar year and within fifteen months of the last such audit make suitable audits of the Trust Group of cause suitable audits to be made, and at such time shall ascertain whether the group has been administered in accordance with law, Regulation 9, and sound fiduciary principles. The auditors of the affairs of the Trust Group shall be responsible only to the Board.

        SECTION 12.5.  TRUST GROUP FILES.   There shall be maintained in the
Trust Group files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

        SECTION 12.6.  TRUST INVESTMENT.   Funds held in a  fiduciary or
similar capacity shall be invested in accordance with the instrument establishing the fiduciary or other relationship and law as applicable.

                                   EXHIBIT 6

              THE CONSENTS OF UNITED STATES INSTITUTIONAL TRUSTEES
                     REQUIRED BY SECTION 321(b) OF THE ACT

                               CONSENT OF TRUSTEE


          Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue of 6.0% Senior Subordinated Convertible Debentures Due 2000, of National HealthCare L.P., we hereby consent that reports of examinations by federal, state, territorial or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                               FIRST AMERICAN NATIONAL BANK


                                               BY: /s/ Brenda Landers
                                                   -------------------------
                                                   Brenda Landers
                                                   Vice President


Dated:  August 25, 1995

                                   EXHIBIT 7

            A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE
              PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS
                       SUPERVISING OR EXAMINING AUTHORITY

                                                                         Board of Governors of the Federal Reserve System
                                                                         OMB Number: 7100-0036
                                                                         Federal Deposit Insurance Corporation
                                                                         OMB Number: 3064-0052
                                                                         Office of the Comptroller of the Currency
                                                                         OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                       Expires March 31, 1996
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                                                                                                                      [1]
[LOGO]                                                                   Please refer to page i,
                                                                         Table of Contents, for
                                                                         the required disclosure
                                                                         of estimated burden.
- -------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES - FFIEC 031
                                                                        (950630)
                                                                       -----------
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1995                          (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State    This report form is to be filed by banks with
member banks); 12 U.S.C. Section 1817 (State nonmember          branches and consolidated subsidiaries in U.S.
banks); and 12 U.S.C. Section 161 (National banks).             territories and possessions, Edge or Agreement
                                                                subsidiaries, foreign branches, consolidated
                                                                foreign subsidiaries, or International Banking
                                                                Facilities.
- -------------------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by     The Reports of Condition and Income are to be
an authorized officer and the Report of Condition must be       prepared in accordance with Federal regulatory
attested to by not less than two directors (trustees) for       authority instructions. NOTE: These instructions may
State nonmember banks and three directors for State member      in some cases differ from generally accepted
and National banks.                                             accounting principles.

I, M. Jack Vannatta, Controller                                 We, the undersigned directors (trustees), attest to
   --------------------------------------------------------     the correctness of this Report of Condition
   Name and Title of Officer Authorized to Sign Report          (including the supporting schedules) and declare that
                                                                it has been examined by us and to the best of our
of the named bank do hereby declare that these Reports of       knowledge and belief has been prepared in conformance
Condition and Income (including the supporting schedules)       with the instructions issued by the appropriate
have been prepared in conformance with the instructions         Federal regulatory authority and is true and correct.
issued by the appropriate Federal regulatory authority and
are true to the best of my knowledge and belief.                /s/  Robert A. McCabe, Jr.
                                                                ---------------------------------------------------------
                                                                Director (Trustee)
/s/ M. Jack Vannatta, Controller
- -------------------------------------------------------------   /s/  Dennis C. Bottorff
Signature of Officer Authorized to Sign Report                  ---------------------------------------------------------
                                                                Director (Trustee)

July 25, 1995                                                   /s/  David K. Wilson
- -------------------------------------------------------------   ---------------------------------------------------------
Date of Signature                                               Director (Trustee)

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FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the     NATIONAL BANKS: Return the original only in the
appropriate Federal Reserve District Bank.                      special return address envelope provided. If express
                                                                mail is used in lieu of the special return address
STATE NONMEMBER BANKS: Return the original only in the          envelope, return the original only to the FDIC, c/o
special return address envelope provided. If express mail is    Quality Data Systems, 2127 Espey Court, Suite 204,
used in lieu of the special return address envelope, return     Crofton, MD 21114.
the original only to the FDIC, c/o Quality Data Systems,
2127 Espey Court, Suite 204, Crofton, MD 21114.
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FDIC Certificate Number   04956                                 Banks should affix the address label in this space.
                        ---------
                       (RCRI 9050)                                First American National Bank
                                                                ---------------------------------------------------------
                                                                Legal Title of Bank (TEXT 9010)

                                                                  Nashville
                                                                ---------------------------------------------------------
                                                                City (TEXT 9130)

                                                                  TN                             37237
                                                                ---------------------------------------------------------
                                                                State Abbrev. (TEXT 9200)      ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                                                            FFIEC 031
                                                                                                            Page i
                                                                                                               [2]

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices

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TABLE OF CONTENTS

SIGNATURE PAGE                                          COVER   REPORT OF CONDITION
REPORT OF INCOME
Schedule RI--Income Statement . . . . . . . . . .  RI-1, 2, 3   Schedule RC--Balance Sheet  . . . . . . . . . RC-1, 2
Schedule RI-A--Changes in Equity Capital  . . . . . . .  RI-4   Schedule RC-A--Cash and Balances Due
Schedule RI-B--Charge-offs and Recoveries and                     From Depository Institutions  . . . . . . . .  RC-3
  Changes in Allowance for Loan and Lease                       Schedule RC-B--Securities . . . . . . . .  RC-3, 4, 5
  Losses  . . . . . . . . . . . . . . . . . . . . .   RI-4, 5   Schedule RC-C--Loans and Lease Financing
Schedule RI-C--Applicable Income Taxes by                         Receivables:
  Taxing Authority  . . . . . . . . . . . . . . . . . .  RI-5     Part I. Loans and Leases  . . . . . . . . . RC-6, 7
Schedule RI-D--Income from                                        Part II. Loans to Small Businesses and
  International Operations  . . . . . . . . . . . . . .  RI-6       Small Farms (included in the forms for
Schedule RI-E--Explanations  . . . . . . . . . . . .  RI-7, 8       June 30 only) . . . . . . . . . . . . . RC-7a, 7b
                                                                Schedule RC-D--Trading Assets and Liabilities
                                                                  (to be completed only by selected banks)  . .  RC-8
                                                                Schedule RC-E--Deposit Liabilities  . .  RC-9, 10, 11
                                                                Schedule RC-F--Other Assets . . . . . . . . . . RC-11
                                                                Schedule RC-G--Other Liabilities  . . . . . . . RC-11
                                                                Schedule RC-H--Selected Balance Sheet Items
                                                                  for Domestic Offices  . . . . . . . . . . . . RC-12
                                                                Schedule RC-I--Selected Assets and Liabilities
Disclosure of Estimated Burden                                    of IBFs . . . . . . . . . . . . . . . . . . . RC-13
                                                                Schedule RC-K--Quarterly Averages . . . . . . . RC-13
The estimated average burden associated with this               Schedule RC-L--Off-Balance Sheet
information collection is 31.6 hours per respondent and is        Items . . . . . . . . . . . . . . . . RC-14, 15, 16
estimated to vary from 15 to 225 hours per response,            Schedule RC-M--Memoranda  . . . . . . . . . RC-17, 18
depending on individual circumstances. Burden estimates         Schedule RC-N--Past Due and Nonaccrual
include the time for reviewing instructions, gathering and        Loans, Leases, and Other Assets . . . . . RC-19, 20
maintaining data in the required form, and completing the       Schedule RC-O--Other Data for Deposit
information collection, but exclude the time for compiling        Insurance Assessments . . . . . . . . . . RC-21, 22
and maintaining business records in the normal course of a      Schedule RC-R--Risk-Based Capital . . . . . RC-23, 24
respondent's activities. Comments concerning the accuracy of    Optional Narrative Statement Concerning the
this burden estimate and suggestions for reducing this            Amounts Reported in the Reports
burden should be directed to the Office of Information and        of Condition and Income . . . . . . . . . . . RC-25
Regulatory Affairs, Office of Management and Budget,
Washington, D.C. 20503, and to one of the following:            SPECIAL REPORT (TO BE COMPLETED BY ALL BANKS)

Secretary                                                       Schedule RC-J--Repricing Opportunities (sent only to
Board of Governors of the Federal Reserve System                  and to be completed only by savings banks)
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis
Unit, 550 17th Street, NW, Washington D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between
8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085       FFIEC  031
Address:                 First American Center                                                                         Page RI-1
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1995 - JUNE 30, 1995

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI--INCOME STATEMENT

                                                                                                      -------
                                                                                                       I480       <-
                                                                                           ------------------
                                                              Dollar Amounts in Thousands  RIAD  Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------
1. Interest income:
   a. Interest and fee income on loans:
      (1) In domestic offices:
          (a) Loans secured by real estate...............................................  4011        95,728     1.a.(1)(a)
          (b) Loans to depository institutions...........................................  4019           413     1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers........  4024           228     1.a.(1)(c)
          (d) Commercial and industrial loans............................................  4012        51,573     1.a.(1)(d)
          (e) Acceptances of other banks.................................................  4026             5     1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:
              (1) Credit cards and related plans.........................................  4054         3,700     1.a.(1)(f)(1)
              (2) Other..................................................................  4055        36,960     1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions.....................  4056             0     1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
              (1) Taxable obligations....................................................  4503             0     1.a.(1)(h)(1)
              (2) Tax-exempt obligations.................................................  4504         2,949     1.a.(1)(h)(2)
          (i) All other loans in domestic offices........................................  4058         9,092     1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs..................  4059             0     1.a.(2)
   b. Income from lease financing receivables:
      (1) Taxable leases.................................................................  4505         5,292     1.b.(1)
      (2) Tax-exempt leases..............................................................  4307            59     1.b.(2)
   c. Interest income on balances due from depository institutions:(1)
      (1) In domestic offices............................................................  4105            15     1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs..................  4106           129     1.c.(2)
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Government agency and corporation
          obligations....................................................................  4027        57,238     1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:
          (a) Taxable securities.........................................................  4506            57     1.d.(2)(a)
          (b) Tax-exempt securities......................................................  4507           174     1.d.(2)(b)
      (3) Other domestic debt securities.................................................  3657         5,706     1.d.(3)
      (4) Foreign debt securities........................................................  3658            29     1.d.(4)
      (5) Equity securities (including investments in mutual funds)......................  3659           897     1.d.(5)
   e. Interest income from trading assets................................................  4069           611     1.e.
                                                                                           ------------------

- ---------------
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085       FFIEC 031
Address:                 First American Center                                                                         Page RI-2
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RI--CONTINUED

                                                                                   ------------------
                                                      Dollar Amounts in Thousands        Year-to-date
- -----------------------------------------------------------------------------------------------------
 1.  Interest income (continued)                                                   RIAD  Bil Mil Thou
     f. Interest income on federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge
        and Agreement subsidiaries, and in IBFs..................................  4020         1,743     1.f.
     g. Total interest income (sum of items 1.a through 1.f).....................  4107       272,598     1.g.
 2.  Interest expense:
     a.   Interest on deposits:
          (1) Interest on deposits in domestic offices:
              (a) Transaction accounts (NOW accounts, ATS accounts, and telephone
                  and preauthorized transfer accounts)...........................  4508         7,236     2.a.(1)(a)
              (b) Nontransaction accounts:
                  (1) Money market deposit accounts (MMDAs)......................  4509        37,455     2.a.(1)(b)(1)
                  (2) Other savings deposits.....................................  4511         3,994     2.a.(1)(b)(2)
                  (3) Time certificates of deposit of $100,000 or more...........  4174        13,001     2.a.(1)(b)(3)
                  (4) All other time deposits....................................  4512        34,018     2.a.(1)(b)(4)
          (2) Interest on deposits in foreign offices, Edge and Agreement
              subsidiaries, and IBFs.............................................  4172         1,917     2.a.(2)
     b.  Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its
          Edge and Agreement subsidiaries, and in IBFs...........................  4180        22,354     2.b.
     c.   Interest on demand notes issued to the U.S. Treasury, trading
          liabilities, and other borrowed money..................................  4185        10,014     2.c.
     d.   Interest on mortgage indebtedness and obligations under
          capitalized leases.....................................................  4072            42     2.d.
     e.   Interest on subordinated notes and debentures..........................  4200             0     2.e.
     f.   Total interest expense (sum of items 2.a through 2.e)..................  4073       130,031     2.f.
  3. Net interest income (item 1.g minus 2.f)....................................                         RIAD 4074    142,567  3.
  4. Provisions:
     a.   Provision for loan and lease losses....................................                         RIAD 4230          0  4.a.
     b.   Provision for allocated transfer risk..................................                         RIAD 4243          0  4.b.
  5. Noninterest income:
     a.   Income from fiduciary activities.......................................  4070             0     5.a.
     b.   Service charges on deposit accounts in domestic offices................  4080        22,099     5.b.
     c.   Trading gains (losses) and fees from foreign exchange transactions.....  4075           374     5.c.
     d.   Other foreign transaction gains (losses)...............................  4076           122     5.d.
     e.   Other gains (losses) and fees from trading assets and liabilities......  4077           418     5.e.
     f.   Other noninterest income:
          (1) Other fee income...................................................  5407        17,284     5.f.(1)
          (2) All other noninterest income*......................................  5408         6,464     5.f.(2)
     g.   Total noninterest income (sum of items 5.a through 5.f)................                         RIAD 4079     46,761  5.g.
  6. a.   Realized gains (losses) on held-to-maturity securities.................                         RIAD 3521       (675) 6.a.
     b.   Realized gains (losses) on available-for-sale securities...............                         RIAD 3196      1,029  6.b.
  7. Noninterest expense:
     a.   Salaries and employee benefits.........................................  4135        64,468     7.a.
     b.   Expenses of premises and fixed assets (net of rental income)
          (excluding salaries and employee benefits and mortgage interest).......  4217        17,052     7.b.
     c.   Other noninterest expense*.............................................  4092        34,706     7.c.
     d.   Total noninterest expense (sum of items 7.a through 7.c)...............                         RIAD 4093    116,226  7.d.
  8. Income (loss) before income taxes and extraordinary items and other
     adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)...                         RIAD 4301     73,456  8.
  9. Applicable income taxes (on item 8).........................................                         RIAD 4302     26,922  9.
 10. Income (loss) before extraordinary items and other adjustments
     (item 8 minus 9)............................................................                         RIAD 4300     46,534  10.
                                                                                   -------------------------------------------

- ---------------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:     First American National Bank                  Call Date: 6/30/95         ST-BK: 47-2085       FFIEC 031
Address:                 First American Center                                                                         Page RI-3
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RI--CONTINUED

                                                                             ------------
                                                                             Year-to-date
                                                                     --------------------
                                        Dollar Amounts in Thousands  RIAD    Bil Mil Thou
- -----------------------------------------------------------------------------------------
 11. Extraordinary items and other adjustments:
     a.   Extraordinary items and other adjustments,
           gross of income taxes*..................................  4310             0       11.a.
     b.   Applicable income taxes (on item 11.a)*..................  4315             0       11.b.
     c.   Extraordinary items and other adjustments, net of income                            ------------------
          taxes (item 11.a minus 11.b).............................                           RIAD 4320        0     11.c.
 12. Net income (loss) (sum of items 10 and 11.c)..................                           RIAD 4340   46,534     12.
                                                                     -------------------------------------------

                                                                                                      --------
                                                                                                        I481          <-
                                                                                                  ------------
Memoranda                                                                                         Year-to-date
                                                                                        ----------------------
                                                         Dollar Amounts in Thousands    RIAD      Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income
   tax purposes....................................................................     4513               237        M.1.
2. Income from the sale and servicing of mutual funds and annuities in domestic
   offices (included in Schedule RI, item 8).......................................     8431             2,866        M.2.
3. Estimated foreign tax credit included in applicable income taxes, items 9
   and 11.b above..................................................................     4309                 0        M.3.
4. To be completed only by banks with $1 billion or more in total assets:
   Taxable equivalent adjustment to "Income (loss) before income taxes and
   extraordinary items and other adjustments" (item 8 above).......................     1244             1,514        M.4.
5. Number of full-time equivalent employees on payroll at end of current                                Number
   period (round to nearest whole number)..........................................     4150             3,115        M.5.
6. Not applicable
7. If the reporting bank has restated its balance sheet as a result of applying
   push down accounting this calendar year, report the date of the bank's                             MM DD YY
   acquisition.....................................................................     9106          00/00/00        M.7.
8. Trading revenue (from cash instruments and off-balance sheet derivative
   instruments) (included in Schedule RI, items 5.c and 5.e):                                     Bil Mil Thou
   a. Interest rate exposures......................................................     8757                47        M.8.a.
   b. Foreign exchange exposures...................................................     8758               374        M.8.b.
   c. Equity security and index exposures..........................................     8759                 0        M.8.c.
   d. Commodity and other exposures................................................     8760                 0        M.8.d.
9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
   a. Net increase (decrease) to interest income...................................     8761             1,303        M.9.a.
   b. Net (increase) decrease to interest expense..................................     8762             1,147        M.9.b.
   c. Other (noninterest) allocations..............................................     8763                 0        M.9.c.
                                                                                        ----------------------

- ------------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RI-4
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                                                   --------
                                                                                                     I483          <-
                                                                                         ------------------
                                                           Dollar Amounts in Thousands   RIAD  Bil Mil Thou
- -----------------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1994, Reports of
    Condition and Income..............................................................   3215       554,886         1.
 2. Equity capital adjustments from amended Reports of Income, net*...................   3216             0         2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)..............   3217       554,886         3.
 4. Net income (loss) (must equal Schedule RI, item 12)...............................   4340        46,534         4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net................   4346             0         5.
 6. Changes incident to business combinations, net..................................     4356             0         6.
 7. LESS: Cash dividends declared on preferred stock..................................   4470             0         7.
 8. LESS: Cash dividends declared on common stock.....................................   4460        12,204         8.
 9. Cumulative effect of changes in accounting principles from prior years* (see
    instructions for this schedule)...................................................   4411             0         9.
10. Corrections of material accounting errors from prior years* (see instructions
    for this schedule)................................................................   4412             0        10.
11. Change in net unrealized holding gains (losses) on available-for-sale
    securities........................................................................   8433        12,812        11.
12. Foreign currency translation adjustments..........................................   4414             0        12.
13. Other transactions with parent holding company* (not included in items 5, 7, or
    8 above)..........................................................................   4415             0        13.
14. Total equity capital end of current period (sum of items 3 through 13) (must
    equal Schedule RC, item 28).......................................................   3210       602,028        14.
                                                                                         ------------------

- ---------------
* Describe on Schedule RI-E -- Explanations.

SCHEDULE RI-B -- CHARGE-OFFS AND RECOVERIES AND CHANGES IN ALLOWANCE FOR LOAN
                 AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                       --------
                                                                                                         I486       <-
                                                                         --------------------------------------
                                                                           (Column A)               (Column B)
                                                                          Charge-offs               Recoveries
                                                                         --------------------------------------
                                                                                  Calendar year-to-date
                                                                         --------------------------------------
                                            Dollar Amounts in Thousands  RIAD  Bil Mil Thou  RIAD  Bil Mil Thou
- ---------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. To U.S. addressees (domicile)....................................  4651           419   4661        1,097     1.a.
   b. To non-U.S. addressees (domicile)................................  4652             0   4662            0     1.b.
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions.............  4653             0   4663            0     2.a.
   b. To foreign banks.................................................  4654             0   4664            0     2.b.
3. Loans to finance agricultural production and other loans to
   farmers.............................................................  4655             0   4665           24     3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)....................................  4645           646   4617        1,554     4.a.
   b. To non-U.S. addressees (domicile)................................  4646             0   4618            0     4.b.
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans...................................  4656           760   4666          198     5.a.
   b. Other (includes single payment, installment, and all student
      loans)...........................................................  4657         5,259   4667        3,639     5.b.
6. Loans to foreign governments and official institutions..............  4643             0   4627            0     6.
7. All other loans.....................................................  4644           385   4628          349     7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)....................................  4658             0   4668           18     8.a.
   b. Of non-U.S. addressees (domicile)................................  4659             0   4669            0     8.b.
9. Total (sum of items 1 through 8)....................................  4635         7,479   4605        6,924     9.
                                                                         --------------------------------------


Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RI-5
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RI-B--CONTINUED

PART I. CONTINUED

Memoranda

                                                                            ------------------------------------
                                                                              (Column A)           (Column B)
                                                                             Charge-offs           Recoveries
                                                                            ------------------------------------
                                                                                     Calendar year-to-date
                                                                            ------------------------------------
                                               Dollar Amounts in Thousands  RIAD Bil Mil Thou  RIAD Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------
1-3.  Not applicable.
4.    Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
      Schedule RI-B, part I, items 4 and 7, above.......................    5409         0     5410           59     M.4.
5.    Loans secured by real estate in domestic offices (included in
      Schedule RI-B, part 1, item 1, above):
      a. Construction and land development................................  3582       124     3583           32     M.5.a.
      b. Secured by farmland..............................................  3584         2     3585          112     M.5.b.
      c. Secured by 1-4 family residential properties:
         (1) Revolving, open-end loans secured by 1-4 family residential
             properties and extended under lines of credit................  5411        33     5412           55     M.5.c.(1)
         (2) All other loans secured by 1-4 family residential
             properties...................................................  5413       156     5414          592     M.5.c.(2)
      d. Secured by multifamily (5 or more) residential properties........  3588         0     3589            0     M.5.d.
      e. Secured by nonfarm nonresidential properties.....................  3590       104     3591          306     M.5.e.
                                                                            ------------------------------------

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                                                  -----------------
                                                                     Dollar Amounts in Thousands  RIAD Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1994, Reports of Condition and Income........  3124      125,911     1.
2. Recoveries (must equal part I, item 9, column B above).......................................  4605        6,924     2.
3. LESS: Charge-offs (must equal part I, item 9, column A above)................................  4635        7,479     3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a).......................  4230            0     4.
5. Adjustments * (see instructions for this schedule)...........................................  4815            0     5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,
     item 4.b)..................................................................................  3123      125,356     6.
                                                                                                  -----------------

- --------------
Describe on Schedule RI-E -- Explanations.

SCHEDULE RI-C -- APPLICABLE INCOME TAXES BY TAXING AUTHORITY


                                                                                                        -----------
Schedule RI-C is to be reported with the December Report of Income.                                        I489          <-
                                                                                                  -----------------
                                                                     Dollar Amounts in Thousands  RIAD Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------
1. Federal......................................................................................  4780          N/A      1.
2. State and local..............................................................................  4790          N/A      2.
3. Foreign......................................................................................  4795          N/A      3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)...........  4770          N/A      4.
                                                                               -----------------
5. Deferred portion of item 4................................................. RIAD 4772     N/A                         5.
                                                                               ------------------------------------

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RI-6
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS


                                                                                                                    --------
                                                                                                                      I492      <-
                                                                                                                ------------
                                                                                                                Year-to-date
                                                                                                   -------------------------
                                                                      Dollar Amounts in Thousands  RIAD         Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
   a. Interest income booked ....................................................................  4837                  N/A    1.a.
   b. Interest expense booked ...................................................................  4838                  N/A    1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries,
      and IBFs (item 1.a minus 1.b) .............................................................  4839                  N/A    1.c.
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at domestic offices ...  4840                  N/A    2.a.
   b. Net interest income attributable to domestic business booked at foreign offices ...........  4841                  N/A    2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) ......................................  4842                  N/A    2.c.
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations ...............................  4097                  N/A    3.a.
   b. Provision for loan and lease losses attributable to international operations ..............  4235                  N/A    3.b.
   c. Other noninterest expense attributable to international operations ........................  4239                  N/A    3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a minus
      3.b and 3.c)...............................................................................  4843                  N/A    3.d.
4. Estimated pretax income attributable to international operations before capital allocation
   adjustment (sum of items 1.c, 2.c, and 3.d) ..................................................  4844                  N/A    4.
5. Adjustment to pretax income for internal allocations to international operations to reflect
   the effects of equity capital on overall bank funding costs ..................................  4845                  N/A    5.
6. Estimated pretax income attributable to international operations after capital allocation
   adjustment (sum of items 4 and 5) ............................................................  4846                  N/A    6.
7. Income taxes attributable to income from international operations as estimated in item 6 .....  4797                  N/A    7.
8. Estimated net income attributable to international operations (item 6 minus 7) ...............  4341                  N/A    8.
                                                                                                   -------------------------

Memoranda

                                                                                                   -------------------------
                                                                      Dollar Amounts in Thousands  RIAD         Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above ......................................  4847                  N/A   M.1.
2. Intracompany interest expense included in item 1.b above .....................................  4848                  N/A   M.2.
                                                                                                   -------------------------

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS


                                                                                                                ------------
                                                                                                                Year-to-date
                                                                                                   -------------------------
                                                                      Dollar Amounts in Thousands  RIAD         Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs ...............................................................  4849                  N/A    1.
2. Interest expense booked at IBFs...............................................................  4850                  N/A    2.
3. Noninterest income attributable to international operations booked at domestic offices
   (excluding IBFs):
   a. Gains (losses) and extraordinary items ....................................................  5491                  N/A    3.a.
   b. Fees and other noninterest income .........................................................  5492                  N/A    3.b.
4. Provision for loan and lease losses attributable to international operations booked at
   domestic offices (excluding IBFs) ............................................................  4852                  N/A    4.
5. Other noninterest expense attributable to international operations booked at domestic
   offices (excluding IBFs) .....................................................................  4853                  N/A    5.
                                                                                                   -------------------------

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RI-7
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RI-E--EXPLANATIONS

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)


                                                                                                  --------
                                                                                                    I495         <-
                                                                                              ------------
                                                                                              Year-to-date
                                                                                         -----------------
                                                            Dollar Amounts in Thousands  RIAD Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------
1.  All other noninterest income (from Schedule RI, item 5.f.(2))
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
    a. Net gains on other real estate owned............................................  5415        3,278       1.a.
    b. Net gains on sales of loans.....................................................  5416            0       1.b.
    c. Net gains on sales of premises and fixed assets.................................  5417            0       1.c.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule
    RI, item 5.f.(2):
    d. TEXT 4461: Rebate official checks-AMEX..........................................  4461        1,013       1.d.
    e. TEXT 4462: Vendor incentives....................................................  4462          859       1.e.
    f. TEXT 4463: .....................................................................  4463                    1.f.
2. Other noninterest expense (from Schedule RI, item 7.c):
   a.  Amortization expense of intangible assets.......................................  4531        1,319       2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b.  Net losses on other real estate owned...........................................  5418            0       2.b.
   c.  Net losses on sales of loans....................................................  5419            0       2.c.
   d.  Net losses on sales of premises and fixed assets................................  5420            0       2.d.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule
   RI, item 7.c:
   e.  TEXT 4464: Systems & processing expense.........................................  4464        5,069       2.e.
   f.  TEXT 4467: FDIC assessments.....................................................  4467        6,162       2.f.
   g.  TEXT 4468: .....................................................................  4468                    2.g.
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
   a. (1) TEXT 4469: ..................................................................  4469                    3.a.(1)
      (2) Applicable income tax effect..................... RIAD 4486                                            3.a.(2)
   b. (1) TEXT 4487: ..................................................................  4487                    3.b.(1)
      (2) Applicable income tax effect..................... RIAD 4488                                            3.b.(2)
   c. (1) TEXT 4489: ..................................................................  4489                    3.c.(1)
      (2) Applicable income tax effect..................... RIAD 4491                                            3.c.(2)
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2) (itemize and describe all adjustments):
   a.  TEXT 4492: .....................................................................  4492                    4.a.
   b.  TEXT 4493: .....................................................................  4493                    4.b.
5. Cumulative effect of changes in accounting principles from prior years (from
   Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
   a.  TEXT 4494: .....................................................................  4494                    5.a.
   b.  TEXT 4495: .....................................................................  4495                    5.b.
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10) (itemize and describe all corrections):
   a.  TEXT 4496: .....................................................................  4496                    6.a.
   b.  TEXT 4497: .....................................................................  4497                    6.b.
                                                                                         -----------------

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RI-8
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RI-E--CONTINUED

                                                                                               ---------------
                                                                                                  Year-to-date
                                                                                           -------------------
                                                              Dollar Amounts in Thousands  RIAD   Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)
   (itemize and describe all such transactions):
   a.  TEXT 4498: .......................................................................  4498                        7.a.
   b.  TEXT 4499: .......................................................................  4499                        7.b.
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part
   II, item 5) (itemize and describe all adjustments):
   a.  TEXT 4521: .......................................................................  4521                        8.a.
   b.  TEXT 4522: .......................................................................  4522                        8.b.
                                                                                           -------------------
                                                                                              I498        I499         <-
                                                                                           -------------------
9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of
   Income):
   No comment:  /X/   (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-1
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

CONSOLIDATED REPORT OF CONDITION FOR INSURED
COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                               -------
                                                                                                                C400     <-
                                                                                                    ------------------
                                                                     Dollar Amounts in Thousands    RCFD Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------
ASSETS
  1. Cash and balances due from depository institutions (from Schedule RC-A):
     a.   Noninterest-bearing balances and currency and coin(1).................................    0081      410,613    1.a.
     b.   Interest bearing balances(2)..........................................................    0071       26,272    1.b.
  2. Securities:
     a.   Held-to-maturity securities (from Schedule RC-B, column A)............................    1754    1,440,650    2.a.
     b.   Available-for-sale securities (from Schedule RC-B, column D)..........................    1773      500,815    2.b.
  3. Federal funds sold and securiites purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
     a.   Federal funds sold....................................................................    0276       71,590    3.a.
     b.   Securities purchased under agreements to resell.......................................    0277       12,215    3.b.
  4. Loans and lease financing receivables:
     a.   Loans and leases, net of unearned income (from Schedule RC-C)... RCFD 2122   5,111,986                         4.a.
     b.   LESS: Allowance for loan and lease losses....................... RCFD 3123     125,356                         4.b.
     c.   LESS: Allocated transfer risk reserve........................... RCFD 3128           0                         4.c.

     d.   Loans and leases, net of unearned income, allowance, and reserve (item 4.a minus 4.b
          and 4.c)..............................................................................    2125    4,986,630    4.d.
  5. Trading assets (from Schedule RC-D)........................................................    3545       29,224    5.
  6. Premises and fixed assets (including capitalized leases)...................................    2145      107,121    6.
  7. Other real estate owned (from Schedule RC-M)...............................................    2150        9,389    7.
  8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)...    2130            0    8.
  9. Customers' liability to this bank on acceptances outstanding...............................    2155       22,055    9.
 10. Intangible assets (from Schedule RC-M).....................................................    2143       17,365    10.
 11. Other assets (from Schedule RC-F)..........................................................    2160      169,311    11.
 12. Total assets (sum of items 1 through 11)...................................................    2170    7,803,250    12.
                                                                                                    ------------------

- ---------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-2
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC--CONTINUED

                                                                                      -----------------------
                                                         Dollar Amounts in Thousands             Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:
     a. In domestic offices (sum of totals of columns A and C from
        Schedule RC-E, part I)....................................................... RCON 2200     5,868,754     13.a.
        (1) Noninterest-bearing(1).......................... RCON 6631     1,113,291                              13.a.(1)
        (2) Interest-bearing................................ RCON 6636     4,755,463                              13.a.(2)
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
        from Schedule RC-E, part II)................................................  RCFN 2200       106,047     13.b.
        (1) Noninterest-bearing............................. RCFN 6631             0                              13.b.(1)
        (2) Interest-bearing................................ RCFN 6636       106,047                              13.b.(2)
14.  Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
     a. Federal funds purchased.....................................................  RCFD 0278       173,647     14.a.
     b. Securities sold under agreements to repurchase..............................  RCFD 0279       512,849     14.b.
15.  a. Demand notes issued to the U.S. Treasury....................................  RCON 2840       149,963     15.a.
     b. Trading liabilities (from Schedule RC-D)....................................  RCFD 3548        13,826     15.b.
16.  Other borrowed money:
     a. With original maturity of one year or less..................................  RCFD 2332        25,369     16.a.
     b. With original maturity of more than one year................................  RCFD 2333       200,000     16.b.
17.  Mortgage indebtedness and obligations under capitalized leases.................  RCFD 2910         1,197     17.
18.  Bank's liability on acceptances executed and outstanding.......................  RCFD 2920        22,055     18.
19.  Subordinated notes and debentures..............................................  RCFD 3200             0     19.
20.  Other liabilities (from Schedule RC-G).........................................  RCFD 2930       127,515     20.
21.  Total liabilities (sum of items 13 through 20).................................  RCFD 2948     7,201,222     21.

22.  Limited-life preferred stock and related surplus...............................  RCFD 3282             0     22.
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus..................................  RCFD 3838             0     23.
24.  Common stock...................................................................  RCFD 3230        75,000     24.
25.  Surplus (exclude all surplus related to preferred stock).......................  RCFD 3839       101,476     25.
26.  a. Undivided profits and capital reserves......................................  RCFD 3632       426,037     26.a.
     b. Net unrealized holding gains (losses) on available-for-sale securities......  RCFD 8434          (485)    26.b.
27.  Cumulative foreign currency translation adjustments............................  RCFD 3284             0     27.
28.  Total equity capital (sum of items 23 through 27)..............................  RCFD 3210       602,028     28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of
     items 21, 22 and 28)...........................................................  RCFD 3300     7,803,250     29.
                                                                                      -----------------------

MEMORANDUM
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best                       Number
    describes the most comprehensive level of auditing work performed for the bank    -----------------------
    by independent external auditors as of any date during 1994.....................  RCFD 6724           N/A     M.1.
                                                                                      -----------------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

- ---------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-3
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                                                              -------
                                                                                                               C405       <-
                                                                          -------------------------------------------
                                                                                (Column A)              (Column B)
                                                                               Consolidated              Domestic
                                                                                   Bank                  Offices
                                                                          -------------------------------------------
                                             Dollar Amounts in Thousands  RCFD   Bil Mil Thou      RCON  Bil Mil Thou
- ---------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and
   currency and coin....................................................  0022        396,120                             1.
   a. Cash items in process of collection and unposted debits...........                           0020       293,102     1.a.
   b. Currency and coin.................................................                           0080       103,018     1.b.
2. Balances due from depository institutions in the U.S.................                           0082         6,533     2.
   a. U.S. branches and agencies of foreign banks
      (including their IBFs)............................................  0083              0                             2.a.
   b. Other commercial banks in the U.S. and other depository
      institutions in the U.S (including their IBFs)....................  0085          6,533                             2.b.
3. Balances due from banks in foreign countries and foreign central
   banks................................................................                           0070         1,237     3.
   a. Foreign branches of other U.S. banks..............................  0073         25,526                             3.a.
   b. Other banks in foreign countries and foreign central banks........  0074          1,422                             3.b.
4. Balances due from Federal Reserve Banks..............................  0090          7,284      0090         7,284     4.
5. Total (sum of items 1 through 4) (total of column A must equal
   Schedule RC, sum of items 1.a and 1.b)...............................  0010        436,885      0010       411,174     5.
                                                                          -------------------------------------------

                                                                                                   ------------------
Memorandum                                                            Dollar Amounts in Thousands  RCON  Bil Mil Thou
- ---------------------------------------------------------------------------------------------------------------------
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item
   2, column B above)............................................................................  0050         5,971     M.1
                                                                                                   ------------------

SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.

                                                                                                            --------
                                                                                                              C410        <-
                                       -----------------------------------------------------------------------------
                                                 Held-to-maturity                        Available-for-sale
                                       -----------------------------------------------------------------------------
                                          (Column A)           (Column B)         (Column C)          (Column D)
                                        Amortized Cost         Fair Value       Amortized Cost       Fair Value(1)
                                       -----------------------------------------------------------------------------
          Dollar Amounts in Thousands  RCFD Bil Mil Thou   RCFD Bil Mil Thou    RCFD Bil Mil Thou  RCFD Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities..........  0211      125,039   0213      123,902    1286      133,336  1287      134,555      1.
2. U.S. Government agency and
   corporation obligations (exclude
   mortgage-backed securities):
   a. Issued by U.S. Government
      agencies(2)....................  1289            0   1290            0    1291            0  1293            0      2.a.
   b. Issued by U.S. Government-
      sponsored agencies(3)..........  1294       90,118   1295       88,902    1297            0  1298            0      2.b.
                                       -----------------------------------------------------------------------------

- ---------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-4
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC-B--CONTINUED

                                                         -------------------------------------
                                                                 Held-to-maturity
                                                         -------------------------------------
                                                           (Column A)          (Column B)
                                                         Amortized Cost        Fair Value
                                                         -------------------------------------
                            Dollar Amounts in Thousands  RCFD Bil Mil Thou  RCFD Bil Mil Thou
- ----------------------------------------------------------------------------------------------
3. Securities issued by states and political
   subdivisions in the U.S.:
   a. General obligations.............................   1676        6,885  1677        6,886
   b. Revenue obligations.............................   1681        2,000  1686        1,956
   c. Industrial development and similar obligations..   1694            0  1695            0
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA..........................   1698      117,400  1699      118,401
      (2) Issued by FNMA and FHLMC....................   1703            0  1705            0
      (3) Other pass-through securities...............   1709            0  1710            0
   b. Other mortgage-backed securities (include CMOs,
      REMICs, and stripped MBS):
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA..............................   1714      892,896  1715      898,053
      (2) Collateralized by MBS issued or guaranteed by
          FNMA, FHLMC, or GNMA........................   1718        2,726  1719        2,824
      (3) All other mortgage-backed securities........   1733      201,536  1734      198,261
5. Other debt securities:
   a. Other domestic debt securities..................   1737        1,025  1738        1,050
   b. Foreign debt securities.........................   1742        1,025  1743        1,025
6. Equity securities:
   a. Investments in mutual funds.....................
   b. Other equity securities with readily determinable
      fair values.....................................
   c. All other equity securities(1)..................
7. Total (sum of items 1 through 6)(total of column A
   must equal Schedule RC, item 2.a) (total of column D
   must equal Schedule RC, item 2.b)..................   1754    1,440,650  1771    1,441,260
                                                         -------------------------------------

                                                         ------------------------------------
                                                                 Available-for-sale
                                                         ------------------------------------
                                                              (Column C)       (Column D)
                                                            Amortized Cost    Fair Value(1)
                                                         ------------------------------------
                            Dollar Amounts in Thousands  RCFD Bil Mil Thou  RCFD Bil Mil Thou
- ---------------------------------------------------------------------------------------------
3. Securities issued by states and political
   subdivisions in the U.S.:
   a. General obligations.............................   1678            0  1679            0   3.a.
   b. Revenue obligations.............................   1690            0  1691            0   3.b.
   c. Industrial development and similar obligations..   1696            0  1697            0   3.c.
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA..........................   1701            0  1702            0   4.a.(1)
      (2) Issued by FNMA and FHLMC....................   1706            0  1707            0   4.a.(2)
      (3) Other pass-through securities...............   1711            0  1713            0   4.a.(3)
   b. Other mortgage-backed securities (include CMOs,
      REMICs, and stripped MBS):
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA..............................   1716      276,331  1717      274,213   4.b.(1)
      (2) Collateralized by MBS issued or guaranteed by
          FNMA, FHLMC, or GNMA........................   1731            0  1732            0   4.b.(2)
      (3) All other mortgage-backed securities........   1735       62,555  1736       63,154   4.b.(3)
5. Other debt securities:
   a. Other domestic debt securities..................   1739            0  1741            0   5.a.
   b. Foreign debt securities.........................   1744            0  1746            0   5.b.
6. Equity securities:
   a. Investments in mutual funds.....................   1747            0  1748            0   6.a.
   b. Other equity securities with readily determinable
      fair values.....................................   1749           58  1751           58   6.b.
   c. All other equity securities(1)..................   1752       28,835  1753       28,835   6.c.
7. Total (sum of items 1 through 6)(total of column A
   must equal Schedule RC, item 2.a) (total of column D
   must equal Schedule RC, item 2.b)..................   1772      501,115  1773      500,815   7.
                                                         ------------------------------------

- -----------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-5
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC-B--CONTINUED

                                                                                                   -------
Memoranda                                                                                           C412         <-
                                                                                       -------------------
                                                          Dollar Amounts in Thousands  RCFD   Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------
1.   Pledged securities(2)...........................................................  0416      1,501,923       M.1.
2.   Maturity and repricing data for debt securities (2)(3)(4) (excluding those in nonaccrual status):
     a.   Fixed rate debt securities with a remaining maturity of:
          (1) Three months or less...................................................  0343         49,256       M.2.a.(1)
          (2) Over three months through 12 months....................................  0344        136,398       M.2.a.(2)
          (3) Over one year through five years.......................................  0345         81,639       M.2.a.(3)
          (4) Over five years........................................................  0346      1,321,645       M.2.a.(4)
          (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1)
              through 2.a.(4)).......................................................  0347      1,588,938       M.2.a.(5)
     b.   Floating rate debt securities with a repricing frequency of:
          (1) Quarterly or more frequently...........................................  4544        205,209       M.2.b.(1)
          (2) Annually or more frequently, but less frequently than quarterly........  4545              0       M.2.b.(2)
          (3) Every five years or more frequently, but less frequently than
              annually...............................................................  4551        118,425       M.2.b.(3)
          (4) Less frequently than every five years..................................  4552              0       M.2.b.(4)
          (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1)
              through 2.b.(4)).......................................................  4553        323,634       M.2.b.(5)
     c.   Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual debt securities included in
          Schedule RC-N, item 9, column C)...........................................  0393      1,912,572       M.2.c.
3.   Not applicable
4.   Held-to-maturity debt securities restructured and in compliance with modified
     terms (included in Schedule RC-B, items 3 through 5, column A, above)...........  5365              0       M.4.
5.   Not applicable
6.   Floating rate debt securities with a remaining maturity of one year or less(2)
     (included in Memorandum item 2.b.(5) above).....................................  5519              0       M.6.
7.   Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
     (report the amortized cost at date of sale or transfer).........................  1778              0       M.7.
8.   High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
     a.   Amortized cost.............................................................  8780         32,481       M.8.a.
     b.   Fair value.................................................................  8781         33,187       M.8.b.
9.   Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
     a.   Amortized cost.............................................................  8782         90,118       M.9.a.
     b.   Fair value.................................................................  8783         89,799       M.9.b.
                                                                                       -------------------

- ---------------
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085       FFIEC 031
Address:                 First American Center                                                                         Page RC-6
City, State  Zip:        Nashville, TN  37237
FDIC Certificate No.:    04956

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                                                                -------
                                                                                                                  C415   <-
                                                                                     ----------------------------------
                                                                                        (Column A)        (Column B)
                                                                                       Consolidated        Domestic
                                                                                           Bank             Offices
                                                                                     ----------------------------------
                                                        Dollar Amounts in Thousands RCFD Bil Mil Thou RCON Bil Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate..................................................  1410    2,321,367                     1.
    a. Construction and land development..........................................                    1415      148,686   1.a.
    b. Secured by farmland (including farm residential and other improvements)....                    1420       16,874   1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential properties
           and extended under lines of credit.....................................                    1797      113,141   1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens.............................................                    5367    1,072,076   1.c.(2)(a)
           (b) Secured by junior liens............................................                    5368       50,124   1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties..................                    1460       42,247   1.d.
    e. Secured by nonfarm nonresidential properties...............................                    1480      878,219   1.e.
 2. Loans to depository institutions:
    a. To commercial banks in the U.S. ...........................................                    1505       17,497   2.a.
       (1) To U.S. branches and agencies of foreign banks.........................  1506            0                     2.a.(1)
       (2) To other commercial banks in the U.S. .................................  1507       17,497                     2.a.(2)
    b. To other depository institutions in the U.S. ..............................  1517          844 1517          844   2.b.
    c. To banks in foreign countries..............................................                    1510        1,613   2.c.
       (1) To foreign branches of other U.S. banks................................  1513            0                     2.c.(1)
       (2) To other banks in foreign countries....................................  1516        1,613                     2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers...........  1590        5,522 1590        5,522   3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile)..............................................  1763    1,308,940 1763    1,308,940   4.a.
    b. To non-U.S. addressees (domicile)..........................................  1764            0 1764            0   4.b.
 5. Acceptances of other banks:
    a. Of U.S. banks..............................................................  1756            0 1756            0   5.a.
    b. Of foreign banks...........................................................  1757            0 1757            0   5.b.
 6. Loans to individuals for household, family, and other personal expenditures
    (i.e., consumer loans) (includes purchased paper).............................                    1975      958,604   6.
    a. Credit cards and related plans (includes check credit and other revolving
       credit plans)..............................................................  2008       58,582                     6.a.
    b. Other (includes single payment, installment, and all student loans)........  2011      900,022                     6.b.
 7. Loans to foreign governments and official institutions (including foreign
    central banks)................................................................  2081            0 2081            0   7.
 8. Obligations (other than securities and leases) of states and political subdivisions in the U.S. (includes nonrated industrial development
    obligations)..................................................................  2107       86,165 2107       86,165   8.
 9. Other loans...................................................................  1563      234,170                     9.
    a. Loans for purchasing or carrying securities (secured and unsecured)........                    1545       41,959   9.a.
    b. All other loans (exclude consumer loans)...................................                    1564      192,211   9.b.
10. Lease financing receivables (net of unearned income)..........................                    2165      177,264  10.
    a. Of U.S. addressees (domicile)..............................................  2182      177,264                    10.a.
    b. Of non-U.S. addressees (domicile)..........................................  2183            0                    10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above...............  2123            0 2123            0  11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10
    minus item 11) (total of column A must equal Schedule RC, item 4.a)...........  2122    5,111,986 2122    5,111,986  12.
                                                                                    ------------------------------------

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085       FFIEC 031
Address:                 First American Center                                                                         Page RC-7
City, State  Zip:        Nashville, TN  37237
FDIC Certificate No.:    04956

SCHEDULE RC-C--CONTINUED

PART I. CONTINUED


                                                                                     ------------------------------------
                                                                                       (Column A)         (Column B)
                                                                                      Consolidated         Domestic
Memoranda                                                                                  Bank            Offices
                                                                                     ------------------------------------
                                                       Dollar Amounts in Thousands  RCFD Bil Mil Thou   RCON Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
1. Commercial paper included in Schedule RC-C, part I, above....................... 1496        3,775   1496        3,775  M.1.
2. Loans and leases restructured and in compliance with modified terms (included in
   Schedule RC-C, part I, above and not reported as past due or nonaccrual in
   Schedule RC-N, Memorandum item 1):
   a. Loans secured by real estate:
      (1)  To U.S. addressees (domicile) .......................................... 1687            0   M.2.a.(1)
      (2)  To non-U.S. addressees (domicile)....................................... 1689            0   M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to
      individuals for household, family, and other personal expenditures).......... 8691            0   M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of
      non-U.S. addressees (domicile) included in Memorandum item 2.b above......... 8692            0   M.2.c.
3. Maturity and repricing data for loans and leases(1) (excluding those in nonaccrual status):
   a. Fixed rate loans and leases with a remaining maturity of:
      (1)  Three months or less.................................................... 0348      130,236   M.3.a.(1)
      (2)  Over three months through 12 months..................................... 0349      283,860   M.3.a.(2)
      (3)  Over one year through five years........................................ 0356    1,661,915   M.3.a.(3)
      (4)  Over five years......................................................... 0357      619,880   M.3.a.(4)
      (5)  Total fixed rate loans and leases (sum of Memorandum items 3.a.(1)
           through 3.a.(4))........................................................ 0358    2,695,891   M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:
      (1)  Quarterly or more frequently............................................ 4554    1,814,685   M.3.b.(1)
      (2)  Annually or more frequently, but less frequently than quarterly......... 4555      230,567   M.3.b.(2)
      (3)  Every five years or more frequently, but less frequently than annually.. 4561      351,272   M.3.b.(3)
      (4)  Less frequently than every five years................................... 4564        4,526   M.3.b.(4)
      (5)  Total floating rate loans (sum of Memorandum items 3.b.(1)
           through 3.b.(4))........................................................ 4567    2,401,050   M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5)) (must equal the sum of total loans and leases, net, from Schedule RC-C, part I, item 12, plus unearned income from Schedule RC-C, part I, item 11, minus total nonaccrual loans and leases from Schedule RC-N, sum of items 1
      through 8, column C)......................................................... 1479    5,096,941   M.3.c.
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I,
   items 4 and 9, column A, page RC-6(2)........................................... 2746       12,125   M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, above)....... 5369       66,780   M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family                                -----------------
   residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a),                          RCON Bil Mil Thou
   column B, page RC-6)............................................................                     -----------------
                                                                                                        5370      538,448 M.6.
                                                                                       ----------------------------------

- ---------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085       FFIEC  031
Address:                 First American Center                                                                         Page RC-7a
City, State  Zip:        Nashville, TN  37237
FDIC Certificate No.:    04956

SCHEDULE RC-C--CONTINUED

PART II.  LOANS TO SMALL BUSINESSES AND SMALL FARMS

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses

1.   Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule
     RC-C, part I, item 1.e, column B, and all or substantially all of the
     dollar volume of your bank's "Commercial and industrial loans to U.S.                 -------
     addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a,             C418
     column B, have original amounts of $100,000 or less. (If your bank has no             -------
     loans outstanding in both of these two loan categories, place an "X" in the     RCON  YES  NO
     box marked "NO" and go to item 5; otherwise, see instructions for further       -------------
     information.) ................................................................. 6999       X   1.
                                                                                     -------------


If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.


2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:

                                                                                    ---------------
                                                                                    Number of Loans
                                                                                    ---------------
     a.    "Loans secured by nonfarm nonresidential properties" in domestic         RCON
           offices reported in Schedule RC-C, part I, item 1.e, column B .......... 5562        N/A  2.a
     b.    "Commercial and industrial loans to U.S. addressees" in domestic
           offices reported in Schedule RC-C, part I, item 4.a, column B .......... 5563        N/A  2.b
                                                                                    ---------------

                                                                                        -------------------------------------
                                                                                          (Column A)          (Column B)
                                                                                                                Amount
                                                                                                               Currently
                                                                                        Number of Loans       Outstanding
                                                                                        ---------------    ------------------
                                                           Dollar Amounts in Thousands  RCON               RCON  Bil Mil Thou
- -----------------------------------------------------------------------------------------------------------------------------
3.   Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, item 1.e, column B):
     a.    With original amounts of $100,000 or less..................................  5564      1,735    5565       104,690  3.a.
     b.    With original amounts of more than $100,000 through $250,000...............  5566        977    5567       141,559  3.b.
     c.    With original amounts of more than $250,000 through $1,000,000.............  5568        705    5569       283,342  3.c.
     Number and amount currently outstanding of "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4.a, column B):
     a.    With original amounts of $100,000 or less..................................  5570      9,222    5571       262,129  4.a.
     b.    With original amounts of more than $100,000 through $250,000...............  5572        658    5573       103,927  4.b.
     c.    With original amounts of more than $250,000 through $1,000,000.............  5574        666    5575       280,745  4.c.





                                     17a

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085       FFIEC  031
Address:                 First American Center                                                                         Page RC-7b
City, State  Zip:        Nashville, TN  37237
FDIC Certificate No.:    04956

SCHEDULE RC-C--CONTINUED

PART II.  CONTINUED

Agricultural Loans to Small Farms

5.   Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland
     (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B, have original amounts of $100,000 or less. (If your bank has no loans outstanding in both of
     these two loan categories, place an "X" in the box marked "NO" and do not            YES  NO
     complete items 7 and 8; otherwise, see instructions for further                 ------------
     information.).................................................................. 6860      X   5.
                                                                                     ------------


If YES, complete items 6.a and 6.b below and do not complete items 7 and 8. If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.

6.   Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:
                                                                                    ---------------
                                                                                    Number of Loans
                                                                                    ---------------
                                                                                    RCON
                                                                                    ----
     a.    "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I,
           item 1.b, column B ..................................................... 5576        N/A  6.a.
     b.    "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I,
           item 3, column B ....................................................... 5577        N/A  6.b.
                                                                                    ---------------

                                                                                        -------------------------------------
                                                                                          (Column A)          (Column B)
                                                                                                                Amount
                                                                                                               Currently
                                                                                        Number of Loans       Outstanding
                                                                                        ---------------    ------------------
                                                           Dollar Amounts in Thousands  RCON               RCON  Bil Mil Thou
- -----------------------------------------------------------------------------------------------------------------------------
7.   Number and amount currently outstanding of "Loans secured by farmland
     (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b, column B):
     a.    With original amounts of $100,000 or less .................................. 5578        213    5579         5,325  7.a.
     b.    With original amounts of more than $100,000 through $250,000 ............... 5580         20    5581         2,558  7.b.
     c.    With original amounts of more than $250,000 through $500,000 ............... 5582          6    5583         1,925  7.c.
8.   Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in
     Schedule RC-C, part I, item 3, column B (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3, column B):
     a.    With original amounts of $100,000 or less .................................. 5584        190    5585         4,083  8.a.
     b.    With original amounts of more than $100,000 through $250,000 ............... 5586          6    5587           893  8.b.
     c.    With original amounts of more than $250,000 through $500,000 ............... 5588          2    5589           546  8.c.
                                                                                        -------------------------------------





                                     17b

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085       FFIEC 031
Address:                 First American Center                                                                         Page RC-8
City, State  Zip:        Nashville, TN  37237
FDIC Certificate No.:    04956

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                    ------------
                                                                                                         C420       <-
ASSETS                                                                                    ----------------------
                                                              Dollar Amounts in Thousands           Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------
ASSETS
 1. U.S. Treasury securities in domestic offices......................................... RCON 3531        1,087     1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude
    mortgage-backed securities).......................................................... RCON 3532       10,271     2.
 3. Securities issued by states a political subdivisions in the U.S. in domestic
    offices.............................................................................. RCON 3533        2,914     3.
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA.............. RCON 3534        1,603     4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
       (include CMOs, REMICs, and stripped MBS).......................................... RCON 3535            0     4.b.
    c. All other mortgage-backed securities.............................................. RCON 3536          758     4.c.
 5. Other debt securities in domestic offices............................................ RCON 3537            0     5.
 6. Certificates of deposit in domestic offices.......................................... RCON 3538            0     6.
 7. Commercial paper in domestic offices................................................. RCON 3539            0     7.
 8. Bankers acceptances in domestic offices.............................................. RCON 3540       12,591     8.
 9. Other trading assets in domestic offices............................................. RCON 3541            0     9.
10. Trading assets in foreign offices.................................................... RCFN 3542            0    10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
    a. In domestic offices............................................................... RCON 3543            0    11.a
    b. In foreign offices................................................................ RCFN 3544            0    11.b
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5).... RCFD 3545       29,224    12.
                                                                                          ----------------------

                                                                                          ----------------------
LIABILITIES                                                                                         Bil Mil Thou
                                                                                          ----------------------
13. Liability for short positions........................................................ RCFD 3546       13,826    13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and
    equity contracts..................................................................... RCFD 3547            0    14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item
    15.b)................................................................................ RCFD 3548       13,826    15.
                                                                                          ----------------------

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085       FFIEC 031
Address:                 First American Center                                                                         Page RC-9
City, State  Zip:        Nashville, TN  37237
FDIC Certificate No.:    04956

SCHEDULE RC-E--DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES

                                                                                                   -------
                                                                                                     C425      <-
                                                  --------------------------------------------------------
                                                                                           Nontransaction
                                                          Transaction Accounts                Accounts
                                                  --------------------------------------------------------
                                                     (Column A)          (Column B)         (Column C)
                                                       Total                                   Total
                                                    transaction         Memo: Total        nontransaction
                                                      accounts        demand deposits         accounts
                                                  (including total      (included in         (including
                                                  demand deposits)       column A)             MMDAs)
                                                  --------------------------------------------------------
                     Dollar Amounts in Thousands  RCON Bil Mil Thou  RCON Bil Mil Thou   RCON Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships and corporations...  2201    1,687,965  2240    1,011,904   2346    3,662,756     1.
2. U.S. Government..............................  2202       15,475  2280       15,475   2520          439     2.
3. States and political subdivisions in the
   U.S..........................................  2203       56,208  2290       17,891   2530      377,790     3.
4. Commercial banks in the U.S..................  2206       52,488  2310       52,488                         4.
   a. U.S. branches and agencies of foreign
   banks........................................                                         2347            0     4.a.
   b. Other commercial banks in the U.S.........                                         2348            0     4.b.
5. Other depository institutions in the U.S.....  2207        2,032  2312        2,032   2349          100     5.
6. Banks in foreign countries...................  2213          169  2320          169                         6.
   a. Foreign branches of other U.S. banks......                                         2367            0     6.a.
   b. Other banks in foreign countries..........                                         2373            0     6.b.
7. Foreign governments and official institutions
   (including foreign central banks)............  2216            0  2300            0   2377            0     7.
8. Certified and official checks................  2330       13,332  2330       13,332                         8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC, item
   13.a)........................................  2215    1,827,669  2210    1,113,291   2385    4,041,085     9.
                                                  --------------------------------------------------------

Memoranda                                                                               ----------------------
                                                           Dollar Amounts in Thousands  RCON      Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts.............  6835           282,410  M.1.a.
   b. Total brokered deposits.........................................................  2365                 0  M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000...............................  2343                 0  M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less...  2344                 0  M.1.c.(2)
   d. Total deposits denominated in foreign currencies................................  3776                 0  M.1.d.
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as
      required under state law).......................................................  5590           417,340  M.1.e
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must equal item 9, column C, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs).......................................  6810         1,746,112  M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs).....................................  0352           323,592  M.2.a.(2)
   b. Total time deposits of less than $100,000.......................................  6648         1,325,544  M.2.b.
   c. Time certificates of deposit of $100,000 or more................................  6645           620,848  M.2.c.
   d. Open-account time deposits of $100,000 or more..................................  6646            24,989  M.2.d.
3. All NOW accounts (included in column A above)......................................  2398           714,378  M.3.
                                                                                        ----------------------

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085       FFIEC  031
Address:                 First American Center                                                                         Page RC-10
City, State  Zip:        Nashville, TN  37237
FDIC Certificate No.:    04956

SCHEDULE RC-E--Continued

PART I. CONTINUED

Memoranda (continued)

- ----------------------------------------------------------------------------------------------------------------
Deposit Totals for FDIC Insurance Assessments                                         -----------------
                                                        Dollar Amounts in Thousands   RCON Bil Mil Thou
- -------------------------------------------------------------------------------------------------------

4. Total deposits in domestic offices (sum of item 9, column A and item 9, column C)
   (must equal Schedule RC, item 13.a).............................................  2200     5,868,754   M.4.
   a. Total demand deposits (must equal item 9, column B)..........................  2210     1,113,291   M.4.a.
   b. Total time and savings deposits(1) (must equal item 9, column A plus item 9,
      column C minus item 9, column B).............................................  2350     4,755,463   M.4.b.
                                                                                     ------------------
- ---------------
(1) For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
- ----------------------------------------------------------------------------------------------------------------
                                                                                      -----------------
                                                        Dollar Amounts in Thousands   RCON Bil Mil Thou
- -------------------------------------------------------------------------------------------------------
5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing frequency of:(1)
   a. Three months or less..........................................................  0359      336,982   M.5.a.
   b. Over three months through 12 months (but not over 12 months)..................  3644      580,329   M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining maturity of:
      (1) Three months or less......................................................  2761      164,324   M.6.a.(1)
      (2) Over three months through 12 months.......................................  2762      404,039   M.6.a.(2)
      (3) Over one year through five years..........................................  2763       48,225   M.6.a.(3)
      (4) Over five years...........................................................  2765        4,260   M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of
          Memorandum items 6.a.(1) through 6.a.(4)).................................  2767      620,848   M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of:
      (1) Quarterly or more frequently..............................................  4568            0   M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly...........  4569            0   M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually....  4571            0   M.6.b.(3)
      (4) Less frequently than every five years.....................................  4572            0   M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or more (sum
          of Memorandum items 6.b.(1) through 6.b.(4))..............................  4573            0   M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum
      items 6.a.(5) and 6.b.(5)) (must equal Memorandum item 2.c above).............  6645      620,848   M.6.c.
                                                                                      -----------------

- ---------------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-11
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC-E--CONTINUED

PART II.  DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
AGREEMENT SUBSIDIARIES AND IBFS)

                                                                                            ----------------
                                                               Dollar Amounts in Thousands  RCFN Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations............................................. 2621       71,047   1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks).......................... 2623       35,000   2.
3. Foreign banks (including U.S. branches and
   agencies of foreign banks, including their IBFs)........................................ 2625            0   3.
4. Foreign governments and official institutions (including foreign central banks)......... 2650            0   4.
5. Certified and official checks........................................................... 2330            0   5.
6. All other deposits...................................................................... 2668            0   6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b).................... 2200      106,047   7.
                                                                                           -----------------
SCHEDULE RC-F--OTHER ASSETS

                                                                                                    --------
                                                                                                      C430      <-
                                                                                        --------------------
                                                         Dollar Amounts in Thousands           Bil Mil  Thou
- ------------------------------------------------------------------------------------------------------------
1. Income earned, not collected on loans..............................................  RCFD 2164     29,948    1.
2. Net deferred tax assets(1).........................................................  RCFD 2148     39,289    2.
3. Excess residential mortgage servicing fees receivable..............................  RCFD 5371          0    3.
4. Other (itemize amounts that exceed 25% of this item)...............................  RCFD 2168    100,074    4.
      ---------                                                 ----------------------
   a. TEXT 3549  Prepaid expenses                               RCFD 3549       28,476                          4.a
      ---------------------------------------------------------
   b. TEXT 3550  Investment sales cig-trade date                RCFD 3550       35,022                          4.b
      ---------------------------------------------------------
   c. TEXT 3551                                                 RCFD 3551                                       4.c
      --------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11).................  RCFD 2160    169,311    5.
                                                                                        --------------------
Memorandum

                                                                                        --------------------
                                                        Dollar Amounts in Thousands            Bil Mil  Thou
- ------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes.....................  RCFD 5610          0    M.1
                                                                                        --------------------
SCHEDULE RC-G--OTHER LIABILITIES

                                                                                                     --------
                                                                                                       C435      <-
                                                                                        ---------------------
                                                           Dollar Amounts in Thousands          Bil Mil  Thou
- -------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(2)..................  RCON 3645      25,661    1.a
   b. Other expenses accrued and unpaid (includes accrued income taxes payable).......  RCFD 3646      51,453    1.b
2. Net deferred tax liabilities(1)....................................................  RCFD 3049           0    2.
3. Minority interest in consolidated subsidiaries.....................................  RCFD 3000           0    3.
4. Other (itemize amounts that exceed 25% of this item)...............................  RCFD 2938      50,401    4.
      ---------                                                  ---------------------
   a. TEXT 3552  Investment purchase cig-trade date              RCFD 3552      37,668                           4.a
      ----------------------------------------------------------
   b. TEXT 3553                                                  RCFD 3553                                       4.b
      ----------------------------------------------------------
   c. TEXT 3554                                                  RCFD 3554                                       4.c
      --------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20).................  RCFD 2930     127,515    5.
                                                                                        ---------------------

- ---------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-12
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956



SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES


                                                                                                               --------
                                                                                                                 C440      <-
                                                                                               ------------------------
                                                                                                   Domestic Offices
                                                                                               ------------------------
                                                                  Dollar Amounts in Thousands  RCON    Bil Mil    Thou
- -----------------------------------------------------------------------------------------------------------------------
1.  Customers' liability to this bank on acceptances outstanding ............................  2155              22,055    1.
2.  Bank's liability an acceptances executed and outstanding ................................  2920              22,055    2.
3.  Federal funds sold and securities purchased under agreements to resell ..................  1350              83,805    3.
4.  Federal funds purchased and securities sold under agreements to repurchase ..............  2800             686,496    4.
5.  Other borrowed money ....................................................................  3190             225,369    5.
    EITHER
6.  Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs .............  2163                 N/A    6.
    OR
7.  Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ...............  2941              81,060    7.
8.  Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries,
    and IBFs) ...............................................................................  2192           7,777,527    8.
9.  Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries,
    and IBFs) ...............................................................................  3129           7,094,440    9.
                                                                                               ------------------------
Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.

                                                                                               RCON    Bil Mil    Thou
                                                                                               ------------------------
10. U.S. Treasury securities ................................................................  1779             259,594    10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed securities)..  1785              90,118    11.
12. Securities issued by states and political subdivisions in the U.S. ......................  1786               8,885    12.
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA  ....................................  1787             117,400    13.a.(1)
       (2) Other pass-through securities ....................................................  1869                   0    13.a.(2)
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
       (1) Issued or guaranteed by FNMA, FHLMC, GNMA ........................................  1877           1,167,109    13.b.(1)
       (2) All other mortgage-backed securities .............................................  2253             267,416    13.b.(2)
14. Other domestic debt securities ..........................................................  3159               1,025    14.
15. Foreign debt securities .................................................................  3160               1,025    15.
16. Equity securities:
    a. Investments in mutual funds  .........................................................  3161                   0    16.a.
    b. Other equity securities with readily determinable fair values ........................  3162                  58    16.b.
    c. All other equity securities ..........................................................  3169              28,835    16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) ...  3170           1,941,465    17.
                                                                                               ------------------------


Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                  Dollar Amounts in Thousands  RCON    Bil Mil    Thou
- -----------------------------------------------------------------------------------------------------------------------
    EITHER
1.  Net due from the IBF of the domestic offices of the reporting bank ......................  3051               N/A      M.1.
    OR
2. Net due to the IBF of the domestic offices of the reporting bank .........................  3059               N/A      M.2.
                                                                                               ------------------------

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-13
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFS
To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                            --------
                                                                                                              C445       <-
                                                                                            ------------------------
                                                               Dollar Amounts in Thousands  RCFN      Bil Mil  Thou
- --------------------------------------------------------------------------------------------------------------------
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12).........  2133                 N/A     1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,
    item 12, column A)....................................................................  2076                 N/A     2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,
    column A).............................................................................  2077                 N/A     3.
    Total IBF liabilities (component of Schedule RC, item 21).............................  2898                 N/A     4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,
    part II, items 2 and 3)...............................................................  2379                 N/A     5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4,
    5, and 6).............................................................................  2381                 N/A     6.
                                                                                            ------------------------

SCHEDULE RC-K -- QUARTERLY AVERAGES(1)

                                                                                                            --------
                                                                                                              C455       <-
                                                                                            ------------------------
                                                               Dollar Amounts in Thousands            Bil Mil  Thou
- --------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Interest-bearing balances due from depository institutions............................  RCFD  3381         5,327      1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2)....  RCFD  3382     1,709,499      2.
 3. Securities issued by states and political subdivisions in the U.S.(2).................  RCFD  3383         8,719      3.
 4. a.   Other debt securities(2).........................................................  RCFD  3647       197,165      4.a.
    b.   Equity securities(3) (includes investments in mutual funds and Federal Reserve
         stock)...........................................................................  RCFD  3648        28,651      4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs...........  RCFD  3365        57,686      5.
 6. Loans:
    a.   Loans in domestic offices:
         (1)  Total Loans.................................................................  RCON  3360     4,808,088      6.a.(1)
         (2)  Loans secured by real estate................................................  RCON  3385     2,276,646      6.a.(2)
         (3)  Loans to finance agricultural production and other loans to farmers.........  RCON  3386         4,743      6.a.(3)
         (4)  Commercial and industrial loans.............................................  RCON  3387     1,250,490      6.a.(4)
         (5)  Loans to individuals for household, family, and other personal
              expenditures................................................................  RCON  3388       943,543      6.a.(5)
    b.   Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs........  RCFN  3360             0      6.b.
 7. Trading assets........................................................................  RCFD  3401        21,325      7.
 8. Lease financing receivables (net of unearned income)..................................  RCFD  3484       172,076      8.
 9. Total assets(4).......................................................................  RCFD  3368     7,619,514      9.

LIABILITIES
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,
    and telephone and preauthorized transfer accounts) (exclude demand deposits)..........  RCON  3485       734,026      10.
11. Nontransaction accounts in domestic offices:
    a.   Money market deposit accounts (MMDAs)............................................  RCON  3486     1,687,914      11.a.
    b.   Other savings deposits...........................................................  RCON  3487       336,460      11.b.
    c.   Time certificates of deposit of $100,000 or more.................................  RCON  3345       538,187      11.c.
    d.   All other time deposits..........................................................  RCON  3469     1,351,050      11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries,
    and IBFs..............................................................................  RCFN  3404        80,972      12.
13. Federal funds purchased and securities sold under agreements to repurchase in
    domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs..  RCFD  3353       820,928      13.
14. Other borrowed money..................................................................  RCFD  3355       234,682      14.
                                                                                            ------------------------

- ---------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-14
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                    ----------
                                                                                                       C460     <-
                                                                                           -------------------
                                                             Dollar Amounts in Thousands   RCFD  Bil Mil  Thou
- --------------------------------------------------------------------------------------------------------------
 1. Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g.,
       home equity lines................................................................   3814        177,227   1.a.
    b. Credit card lines................................................................   3815          5,566   1.b.
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate.............................   3816        105,987   1.c.(1)
       (2) Commitments to fund loans not secured by real estate.........................   6550         36,668   1.c.(2)
    d. Securities underwriting..........................................................   3817              0   1.d.
    e. Other unused commitments.........................................................   3818      1,595,279   1.e.
 2. Financial standby letters of credit and foreign office guarantees...................   3819        119,129   2.
    a. Amount of financial standby letters of credit conveyed to
        others ....................................................    RCFD 3820   2,500                         2.a.
 3. Performance standby letters of credit and foreign office guarantees.................   3821         85,922   3.
    a. Amount of performance standby letters of credit conveyed to
        others.....................................................    RCFD 3822   3,848                         3.a.
 4. Commercial and similar letters of credit............................................   3411        161,992   4.
 5. Participations in acceptances (as described in the instructions) conveyed to others
    by the reporting bank...............................................................   3428              0   5.
 6. Participations in acceptances (as described in the instructions) acquired by the
    reporting (nonaccepting) bank.......................................................   3429              0   6.
 7. Securities borrowed.................................................................   3432              0   7.
 8. Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank).....................................   3433        149,558   8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
    a. FNMA and FHLMC residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report
           date.........................................................................   3650              0   9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.........   3651              0   9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages tarnsferred as of the report
           date.........................................................................   3652              0   9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.........   3653              0   9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report
           date.........................................................................   3654              0   9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.........   3655              0   9.c.(2)
10. When-issued securities:
    a. Gross commitments to purchase....................................................   3434          3,195  10.a.
    b. Gross commitments to sell........................................................   3435          3,195  10.b.
11. Spot foreign exchange contracts.....................................................   8765            587  11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital")....................................................   3430              0  12.
    a. TEXT 3555: ..................................................   RCFD 3555                                12.a.
    b. TEXT 3556: ..................................................   RCFD 3556                                12.b.
    c. TEXT 3557: ..................................................   RCFD 3557                                12.c.
    d. TEXT 3558: ..................................................   RCFD 3558                                12.d.
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total
    equity capital")....................................................................   5591              0  13.
    a. TEXT 5592: ..................................................   RCFD 5592                                13.a.
    b. TEXT 5593: ..................................................   RCFD 5593                                13.b.
    c. TEXT 5594: ..................................................   RCFD 5594                                13.c.
    d. TEXT 5595: ..................................................   RCFD 5595                                13.d.
                                                                                           -------------------

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-15
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC-L--CONTINUED


                                                                                                                  --------
                                                                                                                      C461  <-
                                           --------------------------------------------------------------------------------
                                                   (Column A)        (Column B)          (Column C)           (Column D)
                                                    Interest          Foreign              Equity             Commodity
                Dollar Amounts in Thousands           Rate            Exchange          Derivative            and Other
- -------------------------------------------        Contracts         Contracts           Contracts            Contracts
      Off-balance Sheet Derivatives        --------------------------------------------------------------------------------
           Position Indicators              Tril Bil Mil Thou   Tril Bil Mil Thou    Tril Bil Mil Thou  Tril Bil Mil Thou
- ---------------------------------------------------------------------------------------------------------------------------
 14. Gross amounts (e.g., notional amounts)
     (for each column, sum of items 14.a
     through 14.e must equal sum of items
     15, 16.a, and 16.b):
     a.   Futures contracts..............             193,100                  0                    0                  0    14.a.
                                            ----------------------------------------------------------------------------
                                              RCFD 8693            RCFD 8694            RCFD 8695           RCFD 8696
                                            ----------------------------------------------------------------------------
     b.   Forward contracts..............               6,426             19,599                    0                  0    14.b.
                                            ----------------------------------------------------------------------------
                                              RCFD 8697            RCFD 8698            RCFD 8699           RCFD 8700
                                            ----------------------------------------------------------------------------
     c.   Exchange-traded option contracts:
                                            ----------------------------------------------------------------------------
          (1) Written options............                 500                  0                    0                  0    14.c.(1)
                                            ----------------------------------------------------------------------------
                                              RCFD 8701            RCFD 8702            RCFD 8703           RCFD 8704
                                            ----------------------------------------------------------------------------
          (2) Purchased options..........                   0                  0                    0                  0    14.c.(2)
                                            ----------------------------------------------------------------------------
                                              RCFD 8705            RCFD 8706            RCFD 8707           RCFD 8708
                                            ----------------------------------------------------------------------------
     d.   Over-the-counter option contracts:
                                            ----------------------------------------------------------------------------
          (1) Written options............              26,000              1,083                    0                  0    14.d.(1)
                                            ----------------------------------------------------------------------------
                                              RCFD 8709            RCFD 8710            RCFD 8711           RCFD 8712
                                            ----------------------------------------------------------------------------
          (2) Purchased options..........              26,000              1,083                    0                  0    14.d.(2)
                                            ----------------------------------------------------------------------------
                                              RCFD 8713            RCFD 8714            RCFD 8715           RCFD 8716
                                            ----------------------------------------------------------------------------
     e.   Swaps..........................           1,702,600                  0                    0                  0    14.e.
                                            ----------------------------------------------------------------------------
                                              RCFD 3450            RCFD 3826            RCFD 8719           RCFD 8720
                                            ----------------------------------------------------------------------------
 15. Total gross notional amount of
     derivative contracts held for
     trading.............................             112,026             21,765                    0                  0    15.
                                            ----------------------------------------------------------------------------
                                              RCFD A126            RCFD A127            RCFD 8723           RCFD 8724
                                            ----------------------------------------------------------------------------
 16. Total gross notional amount of
     derivative contracts held for
     purposes other than trading:
                                            ----------------------------------------------------------------------------
     a.   Contracts marked to market.....                   0                  0                    0                  0    16.a.
                                            ----------------------------------------------------------------------------
                                              RCFD 8725            RCFD 8726            RCFD 8727           RCFD 8728
                                            ----------------------------------------------------------------------------
     b.   Contracts not marked to market.           1,842,600                  0                    0                  0    16.b.
                                            ----------------------------------------------------------------------------
                                              RCFD 8729            RCFD 8730            RCFD 8731           RCFD 8732
                                            ----------------------------------------------------------------------------

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-16
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC-L--CONTINUED

                                           --------------------------------------------------------------------------------
                                                   (Column A)        (Column B)          (Column C)           (Column D)
                                                    Interest          Foreign              Equity             Commodity
                Dollar Amounts in Thousands           Rate            Exchange          Derivative            And Other
- -------------------------------------------        Contracts         Contracts           Contracts            Contracts
      Off-balance Sheet Derivatives        --------------------------------------------------------------------------------
           Position Indicators             RCFD  Bil Mil  Thou  RCFD  Bil Mil Thou    RCFD Bil Mil Thou  RCFD Bil Mil Thou
- ---------------------------------------------------------------------------------------------------------------------------
17. Gross fair values of derivative
    contracts:
    a. Contracts held for trading:
       (1) Gross positive fair
           value......................     8733            144  8734           646    8735          0    8736          0   17.a.(1)
       (2) Gross negative fair
           value......................     8737            154  8738            80    8739          0    8740          0   17.a.(2)
    b. Contracts held for purposes
       other than trading that are
       marked to market:
       (1) Gross positive fair
           value......................     8741              0  8742             0    8743          0    8744          0   17.b.(1)
       (2) Gross negative fair
           value......................     8745              0  8746             0    8747          0    8748          0   17.b.(2)
    c. Contracts held for purposes
       other than trading that are
       not marked to market:
       (1) Gross positive fair
           value......................     8749         11,411  8750             0    8751          0    8752          0   17.c.(1)
       (2) Gross negative fair
           value......................     8753         15,253  8754             0    8755          0    8756          0   17.c.(2)
                                           -------------------------------------------------------------------------

                                                                                       -------------------
Memoranda                                                 Dollar Amounts in Thousands  RCFD  Bil Mil  Thou
- ----------------------------------------------------------------------------------------------------------
1.-2. Not applicable.................................................................
3.    Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused
      portions of commitments that are fee paid or otherwise legally binding)........  3833     1,393,415     M.3.
      a. Participations in commitments with an original maturity exceeding one year
         conveyed to others.................................... RCFD 3834      19,182                         M.3.a.
4.    To be completed only by banks with $1 billion or more in total assets:
      Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addressees (domicile) included in
      Schedule RC-L, items 2 and 3, above............................................  3377         7,677     M.4.
5.    To be completed for the September report only:
      Installment loans to individuals for household, family and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
      a. Loans to purchase private passenger automobiles.............................  2741          N/A      M.5.a.
      b. Credit cards and related plans..............................................  2742          N/A      M.5.b.
      c. All other consumer installment credit (including mobile home loans).........  2743          N/A      M.5.c.
                                                                                       -------------------

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-17
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC-M--MEMORANDA

                                                                                                        -------
                                                                                                          C465    <-
                                                                                             ------------------
                                                                Dollar Amounts in Thousands  RCFD  Bil Mil Thou
- ---------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors,
      principal shareholders and their related interests...................................  6164       206,321   1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or
      5 percent of total capital as defined for this purpose in agency               Number
      regulations....................................................  RCFD  6165        11                       1.b.
2. Federal funds sold and securities purchased under agreements to resell with U.S.
   branches and agencies of foreign banks(1) (included in Schedule RC, items 3.a and
   3.b)....................................................................................  3405             0   2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract.............................................  5500             0   4.a.
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer...............................................  5501             0   4.b.(1)
      (2) Serviced without recourse to servicer............................................  5502       116,063   4.b.(2)
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract.........................................  5503             0   4.c.(1)
      (2) Serviced under a special option contract.........................................  5504       104,791   4.c.(2)
   d. Mortgages serviced under other servicing contracts...................................  5505        15,849   4.d.
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile)...........................................................  2103        22,055   5.a.
   b. Non-U.S. addressees (domicile).......................................................  2104             0   5.b.
6. Intangible assets:
   a. Mortgage servicing rights............................................................  3164             0   6.a.
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships..............................................  5506             0   6.b.(1)
      (2) All other identifiable intangible assets.........................................  5507         5,514   6.b.(2)
   c. Goodwill.............................................................................  3163        11,851   6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)...............  2143        17,365   6.d.
   e. Intangible assets that have been grandfathered for regulatory capital purposes.......  6442             0   6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock
   dedicated to redeem the debt............................................................  3295             0   7.
                                                                                             ------------------

- ---------------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-18
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC-M--CONTINUED

                                                                                              ------------------------
                                                                 Dollar Amounts in Thousands              Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------
 8. a.   Other real estate owned:
         (1)  Direct and indirect investments in real estate ventures.......................  RCFD 5372              0    8.a.(1)
         (2)  All other real estate owned:
              (a)  Construction and land development in domestic offices....................  RCON 5508          5,496    8.a.(2)(a)
              (b)  Farmland in domestic offices.............................................  RCON 5509             76    8.a.(2)(b)
              (c)  1-4 family residential properties in domestic offices....................  RCON 5510          1,189    8.a.(2)(c)
              (d)  Multifamily (5 or more) residential properties in domestic offices.......  RCON 5511              0    8.a.(2)(d)
              (e)  Nonfarm nonresidential properties in domestic offices....................  RCON 5512          2,628    8.a.(2)(e)
              (f)  In foreign offices.......................................................  RCFN 5513              0    8.a.(2)(f)
         (3)  Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7).....  RCFD 2150          9,389    8.a.(3)
    b.   Investments in unconsolidated subsidiaries and associated companies:
         (1)  Direct and indirect investments in real estate ventures.......................  RCFD 5374              0    8.b.(1)
         (2)  All other investments in unconsolidated subsidiaries and associated
              companies.....................................................................  RCFD 5375              0    8.b.(2)
         (3)  Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8).....  RCFD 2130              0    8.b.(3)
    c.   Total assets of unconsolidated subsidiaries and associated companies...............  RCFD 5376              0    8.c
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
    item 23, "Perpetual preferred stock and related surplus"................................  RCFD 3778              0    9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party products):
    a.   Money market funds.................................................................  RCON 6441            600    10.a.
    b.   Equity securities funds............................................................  RCON 8427          9,411    10.b.
    c.   Debt securities funds..............................................................  RCON 8428          4,946    10.c.
    d.   Other mutual funds.................................................................  RCON 8429          3,928    10.d.
    e.   Annuities..........................................................................  RCON 8430         18,798    10.e.
    f.   Sales of proprietary mutual funds and annuities (included in items 10.a through
         10.e above)........................................................................  RCON 8784            347    10.f.
                                                                                              ------------------------

- ----------------------------------------------------------------------------------------------------------------------
                                                                                              ------------------------
Memorandum                                                       Dollar Amounts in Thousands  RCFD        Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------
1. Interbank holdings of capital instruments (to be completed for the December report only):
     a.   Reciprocal holdings of banking organizations' capital instruments.................. 3836                N/A    M.1.a.
     b.   Nonreciprocal holdings of banking organizations' capital instruments............... 3837                N/A    M.1.b.
                                                                                              ------------------------
- ----------------------------------------------------------------------------------------------------------------------


Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-19
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                             ----------
                                                                                                                C470      <-
                                                          -------------------------------------------------------------
                                                               (Column A)          (Column B)           (Column C)
                                                                Past due            Past due 90          Nonaccrual
                                                              30 through 89        days or more
                                                              days and still        and still
                                                                accruing             accruing
                                                          -------------------------------------------------------------
                             Dollar Amounts in Thousands  RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD   Bil Mil Thou
- -----------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a.   To U.S. addressees (domicile)...................  1245         7,644   1246         1,453   1247         10,642   1.a.
   b.   To non-U.S. addressees (domicile)...............  1248             0   1249             0   1250              0   1.b.
2. Loans to depository institutions and acceptances of
   other banks:
   a.   To U.S. banks and other U.S. depository
        institutions....................................  5377             0   5378             0   5379              0   2.a.
   b.   To foreign banks................................  5380             0   5381             0   5382              0   2.b.
3. Loans to finance agricultural production and other
   loans to farmers.....................................  1594           104   1597             0   1583              0   3.
4. Commercial and industrial loans:
   a.   To U.S. addressees (domicile)...................  1251         3,819   1252         3,620   1253          4,002   4.a.
   b.   To non-U.S. addressees (domicile)...............  1254             0   1255             0   1256              0   4.b.
5. Loans to individuals for household, family, and other
   personal expenditures:
   a.   Credit cards and related plans..................  5383           384   5384           216   5385              0   5.a.
   b.   Other (includes single payment, installment, and
        all student loans)..............................  5386         5,333   5387         1,032   5388              0   5.b.
6. Loans to foreign governments and official
   institutions.........................................  5389             0   5390             0   5391              0   6.
7. All other loans......................................  5459           332   5460            81   5461             51   7.
8. Lease financing receivables:
   a.   Of U.S. addressees (domicile)...................  1257           226   1258            17   1259            350   8.a.
   b.   Of non-U.S. addressees (domicile)...............  1271             0   1272             0   1791              0   8.b.
9. Debt securities and other assets (exclude other real
   estate owned and other repossessed assets)...........  3505             0   3506             0   3507              0   9.
                                                          -------------------------------------------------------------

==============================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                          -------------------------------------------------------------
                                                          RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD   Bil Mil Thou
                                                          -------------------------------------------------------------
10. Loans and leases reported in items 1 through 8 above
    which are wholly or partially guaranteed by the U.S.
    Government........................................... 5612             0   5613             0   5614            682   10.
    a.   Guaranteed portion of loans and leases included
         in item 10 above................................ 5615             0   5616             0   5617            479   10.a.
                                                          -------------------------------------------------------------

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-20
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC-N--CONTINUED

                                                                                                   ----------
                                                                                                      C473     <-
                                                      -------------------------------------------------------
                                                        (Column A)         (Column B)          (Column C)
                                                         Past due          Past due 90          Nonaccrual
                                                       30 through 89      days or more
                                                      days and still       and still
                                                         accruing           accruing
Memoranda                                             -------------------------------------------------------
                          Dollar Amounts In Thousands RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above (and not
   reported in Schedule RC-C, part I, Memorandum
   item 2)........................................... 1658            0  1659            0  1661            0  M.1.
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in Schedule
   RC-N, items 4 and 7, above........................ 6558            0  6559            0  6560            0  M.2.
                                                      -------------------------------------------------------
3. Loans secured by real estate in domestic offices   RCON Bil Mil Thou  RCON Bil Mil Thou  RCON Bil Mil Thou
   (included in Schedule RC-N, item 1, above):        -------------------------------------------------------
   a. Construction and land development.............. 2759          150  2769           55  3492          370  M.3.a.
   b. Secured by farmland............................ 3493            5  3494            0  3495           77  M.3.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4
          family residential properties and extended
          under lines of credit...................... 5398          367  5399            0  5400            0  M.3.c.(1)
      (2) All other loans secured by 1-4 family
          residential properties..................... 5401        3,794  5402        1,175  5403          459  M.3.c.(2)
   d. Secured by multifamily (5 or more) residential
      properties..................................... 3499            0  3500            0  3501            0  M.3.d.
   e. Secured by nonfarm nonresidential properties... 3502        3,328  3503          223  3504        9,736  M.3.e.
                                                      -------------------------------------------------------

                                                      ------------------------------------
                                                         (Column A)         (Column B)
                                                         Past due 30       Past due 90
                                                       through 89 days     days or more
                                                      ------------------------------------
                                                      RCFD Bil Mil Thou  RCFD Bil Mil Thou
                                                      ------------------------------------
4. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
   a. Book value of amounts carried as assets........ 3522            0  3528            0     M.4.a.
   b. Replacement cost of contracts with a positive
      replacement cost............................... 3529            0  3530            0     M.4.b.
                                                      ------------------------------------

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-21
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS

                                                                                                   ----------
                                                                                                      C475    <-
                                                                                            -----------------
                                                               Dollar Amounts in Thousands  RCON Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------
 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits...............................................  0030            0  1.a.
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits............................  0031          N/A  1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1)...............  0032          N/A  1.b.(2)
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits..............................................  3510            0  2.a.
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits...........................  3512          N/A  2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1)..............  3514          N/A  2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included
    in total deposits in domestic offices)................................................  3520            0  3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in
    Puerto Rico and U.S. territories and possessions (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries.......................................  2211          343  4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries..........................  2351            0  4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries...............  5514            0  4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II)...........  2229            0  5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E,
       Part II)...........................................................................  2383            0  5.b.
    c. Interest accrued and unpaid on deposits in insured branches
       (included in Schedule RC-G, item 1.b)..............................................  5515            0  5.c.
                                                                                            -----------------
Item 6 is not applicable to state nonmember banks that have not been authorized by the
Federal Reserve to act as pass-through correspondents.
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,
       Memorandum item 4.a)...............................................................  2314            0  6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E,
       Part I, Memorandum item 4.b).......................................................  2315            0  6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)
    a. Unamortized premiums...............................................................  5516            0  7.a.
    b. Unamortized discounts..............................................................  5517            0  7.b.
                                                                                            -----------------
- -------------------------------------------------------------------------------------------------------------------
 8. To be completed by banks with "Oakar deposits."
    Total "Adjusted Attributable Deposits" of all institutions acquired under Section
    5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction
    Worksheet(s)).........................................................................  5518       45,204  8.
- -------------------------------------------------------------------------------------------------------------------
 9. Deposits in lifeline accounts.........................................................  5596               9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits in domestic offices).........................................................  8432            0 10.
                                                                                            -----------------

- ---------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-22
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

Schedule RC-O--Continued

                                                                                                       -----------------
                                                                          Dollar Amounts in Thousands  RCON Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits in domestic offices reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if reciprocal demand balances between the reporting bank and savings associations were reported on a net basis rather than a gross basis
       in Schedule RC-E..............................................................................  8785            0  11.a.
    b. Amount by which demand deposits would be increased if reciprocal demand balances between the reporting bank and U.S. branches and agencies of foreign banks were reported on a gross basis
       rather than a net basis in Schedule RC-E......................................................  A181            0  11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of net reciprocal demand balances between the reporting bank and
       the domestic offices of U.S. banks and savings associations in Schedule RC-E..................  A182            0  11.c.
                                                                                                       -----------------



Memoranda (To be completed each quarter except as noted)
                                                                                         -------------------------------
                                                            Dollar Amounts in Thousands  RCON               Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1)
    and 1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,000 or less..............................  2702                  4,088,926   M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (to be completed        Number
                                                                     -------------------
           for the June report only)................................ RCON 3779   675,285                                   M.1.a.(2)
                                                                     -------------------
    b. Deposit accounts of more than $100,000:
       (1) Amount of deposit accounts of more than $100,000............................  2710                  1,779,828   M.1.b.(1)
                                                                                 Number
                                                                     ------------------
       (2) Number of deposit accounts of more than $100,000......... RCON 2722    4,700                                    M.1.b.(2)
                                                                     ---------------------------------------------------
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item
       1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at the right whether your bank has a method or                        YES       NO
       procedure for determining a better estimate of uninsured deposits than the                  --------------------------
       estimate described above..................................................................  RCON 6861            X     M.2.a.
                                                                                                   --------------------------

                                                                                                     ------------------------
                                                                                                     RCON        Bil Mil Thou
    b. If the box marked YES has been checked, report the estimate of uninsured deposits             ------------------------
       determined by using your bank's method or procedure.........................................  5597                N/A  M.2.b.
                                                                                                     ------------------------







- ---------------------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income
should be directed:                                                                                                        C477   <-
                                                                                                                         --------


Janice Kirkpatrick, Assistant Vice President                                  (615) 781-7291
- --------------------------------------------                                  --------------------------------------------
Name and Title (TEXT 8901)                                                    Area code/phone number/extension (TEXT 8902)

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-23
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC-R--RISK-BASED CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1994, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 and 2 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                            --------
                                                                                                              C480    <-
                                                                                                         -----------
                                                                                                         YES     NO
                                                                                                         -----------
1.   Test for determining the extent to which Schedule RC-R must be completed. To be completed only by banks with total assets of less than $1 billion. Indicate in the appropriate box at the right whether the bank has total capital greater than or equal to eight percent of
     adjusted total assets......................................................... RCFD 6056                         1.
                                                                                    ---------------------------------

          For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
          If the box marked YES has been checked, then the bank only has to complete item 2 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
          A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.


                                                                               -------------------------------------
                                                                                  (Column A)          (Column B)
                                                                                 Subordinated
                                                                                 Debt(1) and
                                                                                 Intermediate       Other Limited-
Item 2 is to be completed by all banks.                                         Term Preferred       Life Capital
                                                                                    Stock            Instruments
                                                                               -------------------------------------
                                                  Dollar Amounts in Thousands  RCFD Bil Mil Thou   RCON Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------
2.   Subordinated debt(1) and other limited-life capital instruments
     (original weighted average maturity of at least five years) with a remaining maturity of:
     a.   One year or less...................................................  3780           0    3786           0     2.a.
     b.   Over one year through two years....................................  3781           0    3787           0     2.b.
     c.   Over two years through three years.................................  3782           0    3788           0     2.c.
     d.   Over three years through four years................................  3783           0    3789           0     2.d.
     e.   Over four years through five years.................................  3784           0    3790           0     2.e.
     f.   Over five years....................................................  3785           0    3791           0     2.f.
                                                                               ------------------------------------

3. Not applicable

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered
NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                                ------------------------------------
                                                                                   (Column A)          (Column B)
                                                                                                         Credit
                                                                                                       Equivalent
                                                                                Assets Recorded      Amount of Off-
                                                                                 on the Balance      Balance Sheet
                                                                                     Sheet              Items(2)
                                                                                ------------------------------------
                                                                                RCFD Bil Mil Thou  RCON Bil Mil Thou
- --------------------------------------------------------------------------------------------------------------------
4.   Assets and credit equivalent amounts of off-balance sheet items assigned to the Zero percent risk category:
     a.   Assets recorded on the balance sheet:
          (1)  Securities issued by, other claims on, and claims
               unconditionally guaranteed by, the U.S. Government and its
               agencies and other OECD central governments....................  3794     424,819                         4.a.(1)
          (2)  All other......................................................  3795     118,397                         4.a.(2)
     b.   Credit equivalent amount of off-balance sheet items.................                      3796         34      4.b
                                                                                -----------------------------------

- ---------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-24
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

SCHEDULE RC-R--CONTINUED

                                                                      ---------------------------------------
                                                                          (Column A)           (Column B)
                                                                           Assets           Credit Equivalent
                                                                          Recorded               Amount
                                                                           on the             of Off-Balance
                                                                        Balance Sheet        Sheet Items(1)
                                                                      ---------------------------------------
                                         Dollar Amounts in Thousands  RCFD Bil Mil  Thou     RCFD Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------
5.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
    a. Assets recorded on the balance sheet:
       (1) Claims conditionally guaranteed by the U.S. Government
           and its agencies and other OECD central governments......  3798        89,887                         5.a.(1)
       (2) Claims collateralized by securities issued by the U.S.
           Government and its agencies and other OECD central
           governments; by securities issued by U.S.
           Government-sponsored agencies; and by cash on deposit....  3799        29,137                         5.a.(2)
       (3) All other................................................  3800     1,712,449                         5.a.(3)
    b. Credit equivalent amount of off-balance sheet items..........                         3801      190,860   5.b.
6.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
    a. Assets recorded on the balance sheet.........................  3802     1,336,557                         6.a.
    b. Credit equivalent amount of off-balance sheet items..........                         3803        1,131   6.b.
7.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
    a. Assets recorded on the balance sheet.........................  3804     4,217,844                         7.a.
    b. Credit equivalent amount of off-balance sheet items..........                         3805      880,550   7.b.
8.  On-balance sheet asset values excluded from the calculation of
    the risk-based capital ratio(2).................................  3806          (484)                        8.
9.  Total assets recorded on the balance sheet (sum of items 4.a,
    5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC, item 12
    plus items 4.b and 4.c).........................................  3807     7,928,606                         9.
                                                                      ----------------------------------------

Memoranda

                                                                                   --------------------
                                                     Dollar Amounts in Thousands   RCFD  Bil Mil   Thou
- -------------------------------------------------------------------------------------------------------
1.  Current credit exposure across all off-balance sheet derivative contracts
    covered by the risk-based capital standards.................................   8764         7,410         M.1.
                                                                                   --------------------

                                                   ----------------------------------------------------------------------
                                                                          With a remaining maturity of
                                                   ----------------------------------------------------------------------
                                                        Column A)               (Column B)            (Column C)
                                                                              Over one year
                                                                               through five            Over five
                                                     One year or less              years                 years
                                                   ----------------------------------------------------------------------
                                                   RCFD Tril Bil Mil Thou  RCFD Tril Bil Mil Thou  RCFD Tril Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
2.  Notional principal amounts of off-balance
    sheet derivative contracts(3):
    a. Interest rate contracts.................... 3809               600  8766         1,288,294  8767            11,881  M.2.a.
    b. Foreign exchange contracts................. 3812            19,599  8769                 0  8770                 0  M.2.b.
    c. Gold contracts............................. 8771                 0  8772                 0  8773                 0  M.2.c.
    d. Other precious metals contracts............ 8774                 0  8775                 0  8776                 0  M.2.d.
    e. Other commodity contracts.................. 8777                 0  8778                 0  8779                 0  M.2.e.
    f. Equity derivative contracts................ A000                 0  A001                 0  A002                 0  M.2.f.
                                                   ----------------------------------------------------------------------

- ---------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085        FFIEC 031
Address:                 First American Center                                                                          Page RC-25
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

                                 OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                                   REPORTED IN THE REPORTS OF CONDITION AND INCOME
                                        AT CLOSE OF BUSINESS ON JUNE 30, 1995

First American National Bank                                Nashville                                      Tennessee
- ---------------------------------------------------------   ------------------------------------------     ----------
Legal Title of Bank                                         City                                           State

The management of the reporting bank may, if it wishes,     the truncated statement will appear as the bank's
submit a brief narrative statement on the amounts           statement both on agency computerized records and in
reported in the Reports of Condition and Income. This       computer-file releases to the public.
optional statement will be made available to the public,
along with the publicly available data in the Reports of    All information furnished by the bank in the narrative
Condition and Income, in response to any request for        statement must be accurate and not misleading.
individual bank report data. However, the information       Appropriate efforts shall be taken by the submitting
reported in column A and in all of Memorandum item 1 of     bank to ensure the statement's accuracy. The statement
Schedule RC-N is regarded as confidential and will not      must be signed, in the space provided below, by a senior
be released to the public. BANKS CHOOSING TO SUBMIT THE     officer of the bank who thereby attests to its accuracy.
NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT
DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF      If, subsequent to the original submission, material
INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS        changes are submitted for the data reported in the
REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR     Reports of Condition and Income, the existing narrative
ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE     statement will be deleted from the files, and from
MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF         disclosure; the bank, at its option, may replace it with
THEIR CUSTOMERS. Banks choosing not to make a statement     a statement, under signature, appropriate to the amended
may check the "No comment" box below and should make no     data.
entries of any kind in the space provided for the
narrative statement; i.e., DO NOT enter in this space       The optional narrative statement will appear in agency
such phrases as "No statement," "Not applicable," "N/A,"    records and in release to the public exactly as
"No Comment," and "None."                                   submitted (or amended as described in the preceding
                                                            paragraph) by the management of the bank (except for the
The optional statement must be entered on this sheet.       truncation of statements exceeding the 750-character
The statement should not exceed 100 words. Further,         limit described above). THE STATEMENT WILL NOT BE EDITED
regardless of the number of words, the statement must       OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR
not exceed 750 characters, including punctuation,           ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL
indentation, and standard spacing between words and         NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS
sentences. If any submission should exceed 750              VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION
characters, as defined, it will be truncated at 750         CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL
characters with no notice to the submitting bank and        APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT
                                                            SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
- ---------------------------------------------------------------------------------------------------------------------------
No comment: X (RCON 6979)                                                                                    C471    C472     <-
                                                                                                           ----------------

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)





                                                            ----------------------------------------    -------------------
                                                            Signature of Executive Officer of Bank      Date of Signature

Legal Title of Bank:     First American National Bank                  Call Date:  6/30/95        ST-BK: 47-2085
Address:                 First American Center
City, State  Zip:        Nashville, TN 37237
FDIC Certificate No.:    04956

                                        THIS PAGE IS TO BE COMPLETED BY ALL BANKS
- ----------------------------------------------------------------------------------------------------------------------------------

            NAME AND ADDRESS OF BANK                                           OMB No. For OCC: 1557-0081
                                                                               OMB No. For FDIC: 3064-0052
                                                                          OMB No. For Federal Reserve: 7100-0036
                                                                                 Expiration Date:  3/31/96
                PLACE LABEL HERE
                                                                                      SPECIAL REPORT
                                                                              (Dollar Amounts in Thousands)
                                                ----------------------------------------------------------------------------------
                                                CLOSE OF BUSINESS DATE:           FDIC Certificate Number:
                                                            6/30/95                        04956                   C-700        <-
- ----------------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
- ----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.
With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem
(a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and
"extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
- ---------------------------------------------------------------------------------------------------------------------------

a. Number of loans made to executive officers since the previous          ----------------------------------
     Call Report date. . . . . . . . . . . . . . . . . . . . . . . . . .  RCFD  3561                  0   a.
                                                                          ----------------------------------
b. Total dollar amount of above loans (in thousands of dollars)  . . . .  RCFD  3562                  0   b.
                                                                          ----------------------------------

c. Range of interest charged on above loans (example:      -------------------------------------------------
     9 3/4% = 9.75)  . . . . . . . . . . . . . . . . . . . RCFD 7701  0.00  %   to  RCFD 7702    0.00   % c.
                                                           -------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------------





- ---------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                     DATE (Month, Day, Year):

- -----------------------------------------------------------------------      ----------------------------------------------

NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)      AREA CODE/PHONE NUMBER
                                                                            EXTENSION (TEXT 8904)
Janice Kirkpatrick, Assistant Vice President                                (615) 781-7291
- ---------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (6-95)




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